Exhibit 99.2

Statistical Supplement Package
(unaudited)

Fourth Quarter 2018

Ameriprise Financial, Inc.
Statistical Supplement Information
Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Adjusted Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Adjusted Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Adjusted Operating Income Statements	15
Segment Metrics	16
Global Asset Management Products	17
Retail Fund Performance - Columbia	18
Retail Fund Performance - Threadneedle	19
Annuities Segment
Segment Adjusted Operating Income Statements	21
Segment Metrics	22
Protection Segment
Segment Adjusted Operating Income Statements	24
Segment Metrics	25
Corporate & Other Segment
Segment Adjusted Operating Income Statements	27
Eliminations
Adjusted Operating Income Statements	28
Balance Sheet and Ratings Information
Consolidated Balance Sheets	30
Capital and Ratings Information	31
Investments	32
Non-GAAP Financial Information	33
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	34
Glossary of Selected Terminology	35
Exhibit A
Disclosed Items	38
Exhibit B
Corporate & Other Segment Details	44
Exhibit C
Non-GAAP Financial Measure Reconciliations	47
Exhibit D
Revenue Detail by Product	50

Statistical Supplement Package
(unaudited)

Fourth Quarter 2018

Consolidated Results

Ameriprise Financial, Inc.
Statistical Supplement Presentation
Fourth Quarter 2018

Ameriprise Financial, Inc. ("Ameriprise Financial" or "the Company") prepares its financial statements in accordance with generally accepted accounting principles ("GAAP"). Management believes that adjusted operating measures, which exclude net realized investment gains or losses, net of deferred sales inducement costs ("DSIC") and deferred acquisition costs ("DAC") amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating certain investment entities ("CIEs"), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit C "Non-GAAP Financial Measure Reconciliations" on pages 47 and 48.

The market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values. The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company's nonperformance spread. Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life. The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits, fixed index annuity benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Adjusted operating earnings is the measure of segment profit or loss management uses to evaluate segment performance. Adjusted operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision. Management believes the presentation of segment adjusted operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses net pretax adjusted operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers. In the Asset Management segment, adjusted operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and adjusted operating earnings are adjusted to exclude adjusted operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.
Consolidated GAAP Income Statements
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except per share amounts, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$1,721	$1,669	$1,691	$1,739	$1,677	$6,415	$6,776	$(44)	(3)%	$361	6%	$(62)	(4)%
Distribution fees	456	468	465	470	474	1,757	1,877	18	4%	120	7%	4	1%
Net investment income	355	396	419	386	395	1,509	1,596	40	11%	87	6%	9	2%
Premiums	359	343	357	363	363	1,394	1,426	4	1%	32	2%	—	—%
Other revenues	303	308	284	358	299	1,105	1,249	(4)	(1)%	144	13%	(59)	(16)%
Total revenues	3,194	3,184	3,216	3,316	3,208	12,180	12,924	14	—%	744	6%	(108)	(3)%
Banking and deposit interest expense	14	16	20	24	29	48	89	15	#	41	85%	5	21%
Total net revenues	3,180	3,168	3,196	3,292	3,179	12,132	12,835	(1)	—%	703	6%	(113)	(3)%

Expenses
Distribution expenses	893	905	902	920	910	3,397	3,637	17	2%	240	7%	(10)	(1)%
Interest credited to fixed accounts	147	141	180	178	175	656	674	28	19%	18	3%	(3)	(2)%
Benefits, claims, losses and settlement expenses	581	494	635	729	444	2,233	2,302	(137)	(24)%	69	3%	(285)	(39)%
Amortization of deferred acquisition costs	78	92	63	25	142	267	322	64	82%	55	21%	117	#
Interest and debt expense	53	51	80	50	64	207	245	11	21%	38	18%	14	28%
General and administrative expense	833	789	788	802	792	3,158	3,171	(41)	(5)%	13	—%	(10)	(1)%
Total expenses	2,585	2,472	2,648	2,704	2,527	9,918	10,351	(58)	(2)%	433	4%	(177)	(7)%

Pretax income	595	696	548	588	652	2,214	2,484	57	10%	270	12%	64	11%
Income tax provision	418	102	86	85	113	734	386	(305)	(73)%	(348)	(47)%	28	33%
Net income	$177	$594	$462	$503	$539	$1,480	$2,098	$362	#	$618	42%	$36	7%

Net Investment Income
Investment income on fixed maturities	$337	$329	$334	$339	$351	$1,349	$1,353	$14	4%	$4	—%	$12	4%
Realized investment gains (losses)	11	6	5	4	(5)	46	10	(16)	#	(36)	(78)%	(9)	#
Affordable housing	(58)	(11)	(14)	(24)	(9)	(100)	(58)	49	84%	42	42%	15	63%
Other (including seed money)	38	46	43	43	22	108	154	(16)	(42)%	46	43%	(21)	(49)%
Consolidated investment entities	27	26	51	24	36	106	137	9	33%	31	29%	12	50%
Total net investment income	$355	$396	$419	$386	$395	$1,509	$1,596	$40	11%	$87	6%	$9	2%

Earnings Per Share
Basic earnings per share	$1.17	$3.97	$3.14	$3.48	$3.81	$9.60	$14.41	$2.64	#	$4.81	50%	$0.33	9%
Earnings per diluted share	$1.15	$3.91	$3.10	$3.43	$3.76	$9.44	$14.20	$2.61	#	$4.76	50%	$0.33	10%
Earnings per diluted share growth	(53.3)%	55.2%	24.0%	5.2%	NM	20.9%	50.4%	NM		29.6%		NM

Weighted average common shares outstanding
Basic weighted average common shares outstanding	151.0	149.5	147.0	144.4	141.5	154.1	145.6	(9.5)	(6)%	(8.5)	(6)%	(2.9)	(2)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	2.8	2.6	2.0	2.1	1.7	2.6	2.1	(1.1)	(39)%	(0.5)	(19)%	(0.4)	(19)%
Diluted weighted average common shares outstanding	153.8	152.1	149.0	146.5	143.2	156.7	147.7	(10.6)	(7)%	(9.0)	(6)%	(3.3)	(2)%

Metrics
Net revenue growth	2.9%	8.3%	6.1%	9.2%	—%	2.8%	5.8%	(2.9)%		3.0%		(9.2)%
Pretax income margin	18.7%	22.0%	17.1%	17.9%	20.5%	18.2%	19.4%	1.8%		1.2%		2.6%
Effective tax rate	70.3%	14.7%	15.7%	14.4%	17.3%	33.1%	15.5%	(53.0)%		(17.6)%		2.9%

Total equity / outstanding shares (1)	$39.91	$39.38	$38.71	$39.26	$40.03	$39.91	$40.03	$0.12	—%	$0.12	—%	$0.77	2%
Total equity excluding AOCI / outstanding shares (2)(3)	$38.39	$39.41	$39.94	$40.96	$42.11	$38.39	$42.11	$3.72	10%	$3.72	10%	$1.15	3%

(1)	Calculated as total equity divided by common shares outstanding plus common stock equivalents outstanding at period end.
(2)	Calculated as total equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.
(3)	See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48.
NM Not Meaningful
# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.
Consolidated Adjusted Operating Results and Highlights
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions except per share amounts, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Revenues
Total net revenues	$3,180	$3,168	$3,196	$3,292	$3,179	$12,132	$12,835	$(1)	—%	$703	6%	$(113)	(3)%
Less revenues attributable to the CIEs	24	22	49	22	34	94	127	10	42%	33	35%	12	55%
Less net realized investment gains (losses) (1)	11	6	5	4	(5)	46	10	(16)	#	(36)	(78)%	(9)	#
Less market impact on indexed universal life benefits (1)	8	13	(10)	(8)	(2)	1	(7)	(10)	#	(8)	#	6	75%
Less market impact of hedges on investments	6	16	5	6	(16)	(2)	11	(22)	#	13	#	(22)	#
Adjusted operating total net revenues (2)	$3,131	$3,111	$3,147	$3,268	$3,168	$11,993	$12,694	$37	1%	$701	6%	$(100)	(3)%

Earnings
Net income	$177	$594	$462	$503	$539	$1,480	$2,098	$362	#	$618	42%	$36	7%
Less net income (loss) attributable to the CIEs	—	—	—	—	(1)	1	(1)	(1)	—%	(2)	#	(1)	—%
Integration/restructuring charges (3)	4	3	4	9	3	5	19	(1)	(25)%	14	#	(6)	(67)%
Market impact on variable annuity guaranteed benefits (1)(3)	34	5	80	45	(99)	232	31	(133)	#	(201)	(87)%	(144)	#
Market impact on fixed index annuity benefits (1)(3)	—	—	—	—	(1)	—	(1)	(1)	—%	(1)	—%	(1)	—%
Market impact on indexed universal life benefits (1)(3)	(20)	(25)	20	13	9	(4)	17	29	#	21	#	(4)	(31)%
Market impact of hedges on investments (3)	(6)	(16)	(5)	(6)	16	2	(11)	22	#	(13)	#	22	#
Less net realized investment gains (losses) (1)(3)	11	6	5	4	(6)	44	9	(17)	#	(35)	(80)%	(10)	#
Tax effect of adjustments (4)	—	8	(20)	(12)	14	(67)	(10)	14	—%	57	85%	26	#
Adjusted operating earnings (2)	$178	$563	$536	$548	$488	$1,603	$2,135	$310	#	$532	33%	$(60)	(11)%

Pretax Earnings
Pretax income	$595	$696	$548	$588	$652	$2,214	$2,484	$57	10%	$270	12%	$64	11%
Less pretax income (loss) attributable to the CIEs	—	—	—	—	(1)	2	(1)	(1)	—%	(3)	#	(1)	—%
Integration/restructuring charges	4	3	4	9	3	5	19	(1)	(25)%	14	#	(6)	(67)%
Market impact on variable annuity guaranteed benefits (1)	34	5	80	45	(99)	232	31	(133)	#	(201)	(87)%	(144)	#
Market impact on fixed index annuity benefits (1)	—	—	—	—	(1)	—	(1)	(1)	—%	(1)	—%	(1)	—%
Market impact on indexed universal life benefits (1)	(20)	(25)	20	13	9	(4)	17	29	#	21	#	(4)	(31)%
Market impact of hedges on investments	(6)	(16)	(5)	(6)	16	2	(11)	22	#	(13)	#	22	#
Less net realized investment gains (losses) (1)	11	6	5	4	(6)	44	9	(17)	#	(35)	(80)%	(10)	#
Pretax adjusted operating earnings (2)	$596	$657	$642	$645	$587	$2,403	$2,531	$(9)	(2)%	$128	5%	$(58)	(9)%

Pretax Adjusted Operating Margin (2)(5)	19.0%	21.1%	20.4%	19.7%	18.5%	20.0%	19.9%	(0.5)%		(0.1)%		(1.2)%

Adjusted Operating Effective Tax Rate (2)(6)	70.1%	14.3%	16.5%	15.0%	16.9%	33.3%	15.6%	(53.2)%		(17.7)%		1.9%

Weighted Average Common Shares Outstanding
Basic	151.0	149.5	147.0	144.4	141.5	154.1	145.6	(9.5)	(6)%	(8.5)	(6)%	(2.9)	(2)%
Diluted	153.8	152.1	149.0	146.5	143.2	156.7	147.7	(10.6)	(7)%	(9.0)	(6)%	(3.3)	(2)%

Adjusted Operating Earnings Per Share (2)
Basic adjusted operating earnings per share	$1.18	$3.77	$3.65	$3.80	$3.45	$10.40	$14.66	$2.27	#	$4.26	41%	$(0.35)	(9)%
Adjusted operating earnings per diluted share	$1.16	$3.70	$3.60	$3.74	$3.41	$10.23	$14.45	$2.25	#	$4.22	41%	$(0.33)	(9)%
Adjusted operating earnings per diluted share excluding items (7)	$3.15	$3.67	$3.56	$3.92	$3.80	$11.75	$14.94	$0.65	21%	$3.19	27%	$(0.12)	(3)%

Return on Equity
Return on equity excluding AOCI (2)(6)	24.8%	28.3%	29.6%	29.6%	36.0%	24.8%	36.0%	11.2%		11.2%		6.4%
Adjusted operating return on equity excluding AOCI (2)(6)	26.9%	29.3%	31.1%	31.2%	36.6%	26.9%	36.6%	9.7%		9.7%		5.4%
Adjusted operating return on equity excluding AOCI and items (2)(6)(7)	30.9%	33.5%	35.4%	36.7%	37.8%	30.9%	37.8%	6.9%		6.9%		1.1%

(1)
Adjusted operating adjustments for net realized investment gains (losses), market impact on indexed universal life benefits, market impact on fixed index annuity benefits and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable: hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual.

(2)	See non-GAAP financial information on pg 33.
(3)	Pretax adjusted operating adjustments.
(4)	Calculated using the statutory tax rate of 35% in 2017 and 21% in 2018.
(5)	Defined as pretax adjusted operating earnings as a percentage of adjusted operating total net revenues.
(6)	Non-GAAP financial measure reconciliations can be found on pg 47.
(7)
Excludes the following items: unlocking impacts, which reflect the company's annual review of insurance and annuity valuation assumptions and model changes and the Long Term Care gross premium valuation in the third quarter of each year; the one-time negative impact from the enactment of the Tax Cuts and Jobs Act in the fourth quarter of 2017; mean reversion related items that are influenced by markets - change in DAC and DSIC amortization and change in reserve accrual for SOP 03-1 reserves for living benefit guarantees.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.
Consolidated Adjusted Operating Results and Highlights
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions except per share amounts, headcount and where noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Book Value
Total equity excluding CIEs / outstanding shares (1)(2)	$39.91	$39.38	$38.70	$39.27	$40.02	$39.91	$40.02	$0.11	—%	$0.11	—%	$0.75	2%
Total equity excluding CIEs and AOCI / outstanding shares (1)(3)	$38.38	$39.41	$39.93	$40.96	$42.11	$38.38	$42.11	$3.73	10%	$3.73	10%	$1.15	3%

Adjusted Operating Metrics
Adjusted operating total net revenue growth: Target 6 - 8%	5.6%	7.8%	5.7%	8.9%	1.2%	3.0%	5.8%	(4.4)%		2.8%		(7.7)%
Adjusted operating earnings per diluted share growth: Target 12 - 15%	(57.4)%	37.0%	28.6%	5.4%	NM	20.6%	41.3%	NM		20.7%		NM
Adjusted operating return on equity excluding AOCI: Target 19 - 23% (1)	26.9%	29.3%	31.1%	31.2%	36.6%	26.9%	36.6%	9.7%		9.7%		5.4%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	32.5%	33.0%	33.8%	33.8%	33.9%	32.5%	33.9%	1.4%		1.4%		0.1%

Goodwill and Intangible Assets	$2,027	$2,034	$2,009	$1,998	$1,987	$2,027	$1,987	$(40)	(2)%	$(40)	(2)%	$(11)	(1)%

Assets Under Management and Administration
Advice & Wealth Management AUM	$246,715	$249,565	$257,227	$270,571	$249,910	$246,715	$249,910	$3,195	1%	$3,195	1%	$(20,661)	(8)%
Asset Management AUM	494,558	485,315	482,072	485,352	430,650	494,558	430,650	(63,908)	(13)%	(63,908)	(13)%	(54,702)	(11)%
Corporate AUM	41	39	39	39	39	41	39	(2)	(5)%	(2)	(5)%	—	—%
Eliminations	(27,039)	(26,313)	(28,705)	(29,292)	(26,433)	(27,039)	(26,433)	606	2%	606	2%	2,859	10%
Total Assets Under Management	714,275	708,606	710,633	726,670	654,166	714,275	654,166	(60,109)	(8)%	(60,109)	(8)%	(72,504)	(10)%
Total Assets Under Administration	182,767	178,621	180,278	186,786	168,566	182,767	168,566	(14,201)	(8)%	(14,201)	(8)%	(18,220)	(10)%
Total AUM and AUA	$897,042	$887,227	$890,911	$913,456	$822,732	$897,042	$822,732	$(74,310)	(8)%	$(74,310)	(8)%	$(90,724)	(10)%

Business Metrics
Total Ameriprise client assets	$559,692	$556,694	$565,726	$587,968	$538,978	$559,692	$538,978	$(20,714)	(4)%	$(20,714)	(4)%	$(48,990)	(8)%
Total financial advisors	9,896	9,881	9,906	9,933	9,931	9,896	9,931	35	—%	35	—%	(2)	—%

Net Flows and Net Deposits
Advisor wrap	$5,013	$5,689	$5,260	$5,664	$4,507	$19,533	$21,120	$(506)	(10)%	$1,587	8%	$(1,157)	(20)%
Asset Management	$2,357	$(7,659)	$(1,509)	$(7,345)	$(4,667)	$(16,684)	$(21,180)	$(7,024)	#	$(4,496)	(27)%	$2,678	36%
Annuities (4)	$(1,144)	$(1,162)	$(984)	$(1,025)	$(1,015)	$(4,830)	$(4,186)	$129	11%	$644	13%	$10	1%
Variable universal life / Universal life	$(46)	$(82)	$(65)	$(78)	$(56)	$(244)	$(281)	$(10)	(22)%	$(37)	(15)%	$22	28%

S&P 500
Daily average	2,605	2,733	2,704	2,849	2,689	2,448	2,744	84	3%	296	12%	(160)	(6)%
Period end	2,674	2,641	2,718	2,914	2,507	2,674	2,507	(167)	(6)%	(167)	(6)%	(407)	(14)%

Weighted Equity Index (WEI) (5)
Daily average	1,901	1,984	1,965	2,042	1,905	1,788	1,974	4	—%	186	10%	(137)	(7)%
Period end	1,948	1,923	1,967	2,077	1,776	1,948	1,776	(172)	(9)%	(172)	(9)%	(301)	(14)%

(1)	See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48.
(2)	Calculated as total equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.
(3)	Calculated as total equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.
(4)	Excludes payout annuities.
(5)
Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets.

NM Not Meaningful
# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.
Common Share and Capital Summary
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	148.3	146.6	145.0	142.2	139.8	154.8	146.6	(8.5)	(6)%	(8.2)	(5)%	(2.4)	(2)%
Repurchases	(1.9)	(2.4)	(2.9)	(2.4)	(3.6)	(9.9)	(11.3)	(1.7)	(89)%	(1.4)	(14)%	(1.2)	(50)%
Issuances	0.5	1.2	0.2	0.1	0.1	4.0	1.6	(0.4)	(80)%	(2.4)	(60)%	—	—%
Other	(0.3)	(0.4)	(0.1)	(0.1)	—	(2.3)	(0.6)	0.3	#	1.7	74%	0.1	#
Total common shares outstanding	146.6	145.0	142.2	139.8	136.3	146.6	136.3	(10.3)	(7)%	(10.3)	(7)%	(3.5)	(3)%
Restricted stock units	3.6	3.3	3.3	3.3	3.3	3.6	3.3	(0.3)	(8)%	(0.3)	(8)%	—	—%
Total basic common shares outstanding	150.2	148.3	145.5	143.1	139.6	150.2	139.6	(10.6)	(7)%	(10.6)	(7)%	(3.5)	(2)%
Total potentially dilutive shares	2.9	2.3	2.0	2.1	1.3	2.9	1.3	(1.6)	(55)%	(1.6)	(55)%	(0.8)	(38)%
Total diluted shares	153.1	150.6	147.5	145.2	140.9	153.1	140.9	(12.2)	(8)%	(12.2)	(8)%	(4.3)	(3)%

Capital Returned to Shareholders
Dividends paid	$123	$125	$132	$131	$128	$502	$516	$5	4%	$14	3%	$(3)	(2)%
Common stock share repurchases	$302	$387	$400	$353	$436	$1,344	$1,576	$134	44%	$232	17%	$83	24%

Allocated Capital (1)
Advice & Wealth Management	$710	$718	$738	$765	$742	$710	$742	$32	5%	$32	5%	$(23)	(3)%
Asset Management	1,868	1,871	1,867	1,858	1,848	1,868	1,848	(20)	(1)%	(20)	(1)%	(10)	(1)%
Annuities	1,933	1,909	1,911	1,886	1,892	1,933	1,892	(41)	(2)%	(41)	(2)%	6	—%
Protection	1,339	1,465	1,455	1,385	1,477	1,339	1,477	138	10%	138	10%	92	7%
Corporate & Other	2,765	2,731	2,689	2,817	2,769	2,765	2,769	4	—%	4	—%	(48)	(2)%
Total allocated capital	$8,615	$8,694	$8,660	$8,711	$8,728	$8,615	$8,728	$113	1%	$113	1%	$17	—%

(1)
Allocated capital equals Ameriprise Financial shareholders' equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations. Allocated capital is not adjusted for non adjusted operating items except for CIEs.

# Variance equal to or greater than 100%.

Statistical Supplement Package
(unaudited)

Fourth Quarter 2018

Segment Results

Ameriprise Financial, Inc.
Segment Summary
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Adjusted operating total net revenues	$1,509	$1,501	$1,543	$1,564	$1,581	$5,616	$6,189	$72	5%	$573	10%	$17	1%
Adjusted operating expenses	1,184	1,185	1,193	1,209	1,213	4,453	4,800	29	2%	347	8%	4	—%
Pretax adjusted operating earnings	$325	$316	$350	$355	$368	$1,163	$1,389	$43	13%	$226	19%	$13	4%

Allocated capital	$710	$718	$738	$765	$742	$710	$742	$32	5%	$32	5%	$(23)	(3)%
Adjusted operating return on allocated capital (1)	112.5%	119.2%	126.6%	132.2%	159.4%	112.5%	159.4%	46.9%		46.9%		27.2%
Pretax adjusted operating margin	21.5%	21.1%	22.7%	22.7%	23.3%	20.7%	22.4%	1.8%		1.7%		0.6%

Asset Management
Adjusted operating total net revenues	$816	$778	$755	$772	$706	$3,072	$3,011	$(110)	(13)%	$(61)	(2)%	$(66)	(9)%
Adjusted operating expenses	606	583	572	575	553	2,332	2,283	(53)	(9)%	(49)	(2)%	(22)	(4)%
Pretax adjusted operating earnings	$210	$195	$183	$197	$153	$740	$728	$(57)	(27)%	$(12)	(2)%	$(44)	(22)%

Allocated capital	$1,868	$1,871	$1,867	$1,858	$1,848	$1,868	$1,848	$(20)	(1)%	$(20)	(1)%	$(10)	(1)%
Adjusted operating return on allocated capital (1)	26.3%	28.4%	29.3%	29.6%	33.0%	26.3%	33.0%	6.7%		6.7%		3.4%
Pretax adjusted operating margin	25.7%	25.1%	24.2%	25.5%	21.7%	24.1%	24.2%	(4.0)%		0.1%		(3.8)%

Adjusted operating total net revenues	$816	$778	$755	$772	$706	$3,072	$3,011	$(110)	(13)%	$(61)	(2)%	$(66)	(9)%
Distribution pass thru revenues	(202)	(201)	(196)	(195)	(180)	(799)	(772)	22	11%	27	3%	15	8%
Subadvisory and other pass thru revenues	(94)	(85)	(88)	(90)	(81)	(368)	(344)	13	14%	24	7%	9	10%
Net adjusted operating revenues (2)	$520	$492	$471	$487	$445	$1,905	$1,895	$(75)	(14)%	$(10)	(1)%	$(42)	(9)%

Pretax adjusted operating earnings	$210	$195	$183	$197	$153	$740	$728	$(57)	(27)%	$(12)	(2)%	$(44)	(22)%
Adjusted operating net investment income	(12)	(2)	(8)	(7)	(2)	(28)	(19)	10	83%	9	32%	5	71%
Amortization of intangibles	5	5	4	5	4	17	18	(1)	(20)%	1	6%	(1)	(20)%
Net adjusted operating earnings (2)	$203	$198	$179	$195	$155	$729	$727	$(48)	(24)%	$(2)	—%	$(40)	(21)%

Net pretax adjusted operating margin (2)(3)	39.0%	40.2%	38.0%	40.0%	34.8%	38.3%	38.4%	(4.2)%		0.1%		(5.2)%

Annuities
Adjusted operating total net revenues	$638	$613	$622	$628	$613	$2,499	$2,476	$(25)	(4)%	$(23)	(1)%	$(15)	(2)%
Adjusted operating expenses	490	481	493	475	562	1,789	2,011	72	15%	222	12%	87	18%
Pretax adjusted operating earnings	$148	$132	$129	$153	$51	$710	$465	$(97)	(66)%	$(245)	(35)%	$(102)	(67)%

Allocated capital	$1,933	$1,909	$1,911	$1,886	$1,892	$1,933	$1,892	$(41)	(2)%	$(41)	(2)%	$6	—%
Adjusted operating return on allocated capital (1)	24.9%	25.0%	25.2%	20.7%	20.6%	24.9%	20.6%	(4.3)%		(4.3)%		(0.1)%
Pretax adjusted operating margin	23.2%	21.5%	20.7%	24.4%	8.3%	28.4%	18.8%	(14.9)%		(9.6)%		(16.1)%

Protection
Adjusted operating total net revenues	$528	$519	$533	$611	$543	$2,044	$2,206	$15	3%	$162	8%	$(68)	(11)%
Adjusted operating expenses	481	449	488	550	476	1,828	1,963	(5)	(1)%	135	7%	(74)	(13)%
Pretax adjusted operating earnings	$47	$70	$45	$61	$67	$216	$243	$20	43%	$27	13%	$6	10%

Allocated capital	$1,339	$1,465	$1,455	$1,385	$1,477	$1,339	$1,477	$138	10%	$138	10%	$92	7%
Adjusted operating return on allocated capital (1)	10.3%	10.9%	10.9%	11.6%	14.4%	10.3%	14.4%	4.1%		4.1%		2.8%
Pretax adjusted operating margin	8.9%	13.5%	8.4%	10.0%	12.3%	10.6%	11.0%	3.4%		0.4%		2.3%

Corporate & Other
Corporate excluding Long Term Care pretax adjusted operating loss	$(121)	$(58)	$(60)	$(68)	$(47)	$(353)	$(233)	$74	61%	$120	34%	$21	31%
Long Term Care pretax adjusted operating earnings (loss)	$(13)	$2	$(5)	$(53)	$(5)	$(73)	$(61)	$8	62%	$12	16%	$48	91%

(1)
Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)	See non-GAAP financial information on pg 33.
(3)	Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues.

Statistical Supplement Package
(unaudited)

Fourth Quarter 2018

Advice & Wealth Management Segment

Ameriprise Financial, Inc.
Advice & Wealth Management Segment
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Advice & Wealth Management Segment Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$855	$848	$878	$902	$910	$3,153	$3,538	$55	6%	$385	12%	$8	1%
Distribution fees	554	557	562	558	564	2,095	2,241	10	2%	146	7%	6	1%
Net investment income	65	69	73	81	93	239	316	28	43%	77	32%	12	15%
Premiums	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Other revenues	49	43	50	47	43	177	183	(6)	(12)%	6	3%	(4)	(9)%
Total revenues	1,523	1,517	1,563	1,588	1,610	5,664	6,278	87	6%	614	11%	22	1%
Banking and deposit interest expense	14	16	20	24	29	48	89	15	#	41	85%	5	21%
Adjusted operating total net revenues	1,509	1,501	1,543	1,564	1,581	5,616	6,189	72	5%	573	10%	17	1%

Expenses
Distribution expenses	866	869	876	888	888	3,245	3,521	22	3%	276	9%	—	—%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Interest and debt expense	2	3	2	3	2	9	10	—	—%	1	11%	(1)	(33)%
General and administrative expense	316	313	315	318	323	1,199	1,269	7	2%	70	6%	5	2%
Adjusted operating expenses	1,184	1,185	1,193	1,209	1,213	4,453	4,800	29	2%	347	8%	4	—%

Pretax adjusted operating earnings	$325	$316	$350	$355	$368	$1,163	$1,389	$43	13%	$226	19%	$13	4%

Pretax adjusted operating margin	21.5%	21.1%	22.7%	22.7%	23.3%	20.7%	22.4%	1.8%		1.7%		0.6%

Return on Capital
Allocated capital	$710	$718	$738	$765	$742	$710	$742	$32	5%	$32	5%	$(23)	(3)%
Adjusted operating return on allocated capital (1)	112.5%	119.2%	126.6%	132.2%	159.4%	112.5%	159.4%	46.9%		46.9%		27.2%

Brokerage cash balance (2)	$26,238	$25,443	$24,504	$24,238	$27,730	$26,238	$27,730	$1,492	6%	$1,492	6%	$3,492	14%
Brokerage sweep fee	1.14%	1.32%	1.57%	1.73%	1.95%	0.98%	1.64%	0.81%		0.66%		0.22%

On-balance sheet deposits	$10,316	$10,252	$10,440	$10,775	$11,553	$10,316	$11,553	$1,237	12%	$1,237	12%	$778	7%

(1)
Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)
Brokerage cash includes both off-balance sheet and on-balance sheet deposits. In the 4th quarter of 2017 through the 4th quarter of 2018, on-balance sheet deposits included in brokerage cash are $3.9B, $3.7B, $3.5B, $3.4B and $3.7B, respectively.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.
Advice & Wealth Management Segment
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except headcount and where noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax adjusted operating earnings	$18	$17	$15	$16	$19	$69	$67	$1	6%	$(2)	(3)%	$3	19%
Allocated capital	$353	$361	$380	$403	$430	$353	$430	$77	22%	$77	22%	$27	7%
Adjusted operating return on allocated capital (1)	13.3%	13.6%	13.2%	12.5%	14.7%	13.3%	14.7%	1.4%		1.4%		2.2%

Wealth Management & Distribution
Pretax adjusted operating earnings	$307	$299	$335	$339	$349	$1,094	$1,322	$42	14%	$228	21%	$10	3%
Allocated capital	$357	$357	$358	$362	$312	$357	$312	$(45)	(13)%	$(45)	(13)%	$(50)	(14)%
Adjusted operating return on allocated capital (1)	215.3%	227.7%	242.9%	255.8%	319.1%	215.3%	319.1%	103.8%		103.8%		63.3%

Financial Advisors
Employee advisors (2)	2,210	2,176	2,176	2,174	2,176	2,210	2,176	(34)	(2)%	(34)	(2)%	2	—%
Franchisee advisors	7,686	7,705	7,730	7,759	7,755	7,686	7,755	69	1%	69	1%	(4)	—%
Total financial advisors	9,896	9,881	9,906	9,933	9,931	9,896	9,931	35	—%	35	—%	(2)	—%

Adjusted operating total net revenues per financial advisor (in thousands) (3)	$152	$152	$156	$157	$159	$575	$624	$7	5%	$49	9%	$2	1%
Adjusted operating total net revenues per financial advisor-trailing twelve months (in thousands) (4)	$575	$590	$603	$617	$624	$575	$624	$49	9%	$49	9%	$7	1%

Advisor Retention
Employee	92.4%	92.2%	92.3%	91.9%	92.0%	92.4%	92.0%	(0.4)%		(0.4)%		0.1%
Franchisee	92.8%	93.0%	93.5%	93.6%	93.5%	92.8%	93.5%	0.7%		0.7%		(0.1)%

Total Client Assets (at period end)	$559,692	$556,694	$565,726	$587,968	$538,978	$559,692	$538,978	$(20,714)	(4)%	$(20,714)	(4)%	$(48,990)	(8)%

Total Wrap Accounts
Beginning assets	$235,224	$248,150	$250,974	$258,729	$272,243	$201,078	$248,150	$37,019	16%	$47,072	23%	$13,514	5%
Inflows from acquisitions (5)	—	—	—	—	—	743	—	—	—%	(743)	#	—	—%
Other net flows	5,013	5,689	5,260	5,664	4,507	18,790	21,120	(506)	(10)%	2,330	12%	(1,157)	(20)%
Net flows (6)	5,013	5,689	5,260	5,664	4,507	19,533	21,120	(506)	(10)%	1,587	8%	(1,157)	(20)%
Market appreciation (depreciation) and other (6)	7,913	(2,865)	2,495	7,850	(25,264)	27,539	(17,784)	(33,177)	#	(45,323)	#	(33,114)	#
Total wrap ending assets	$248,150	$250,974	$258,729	$272,243	$251,486	$248,150	$251,486	$3,336	1%	$3,336	1%	$(20,757)	(8)%

Advisory wrap account assets ending balance (7)	$245,819	$248,675	$256,327	$269,669	$249,072	$245,819	$249,072	$3,253	1%	$3,253	1%	$(20,597)	(8)%

(1)
Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)	IPI advisors are being included in the employee advisor count.
(3)	Year-to-date is sum of current and prior quarters for the year under review.
(4)	Trailing twelve months is the sum of the last four quarters.
(5)	Inflows associated with acquisitions that closed during the quarter.
(6)	IPI wrap net flows are included in Net flows starting in Q4 2018. Prior to that, the change in IPI wrap assets was included in Market appreciation (depreciation) and other.
(7)
Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts. Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee.

# Variance equal to or greater than 100%.

Statistical Supplement Package
(unaudited)

Fourth Quarter 2018

Asset Management Segment

Ameriprise Financial, Inc.
Asset Management Segment
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Asset Management Segment Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$685	$645	$636	$657	$602	$2,569	$2,540	$(83)	(12)%	$(29)	(1)%	$(55)	(8)%
Distribution fees	114	114	110	108	101	458	433	(13)	(11)%	(25)	(5)%	(7)	(6)%
Net investment income	12	2	8	7	2	28	19	(10)	(83)%	(9)	(32)%	(5)	(71)%
Premiums	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Other revenues	5	17	1	—	1	17	19	(4)	(80)%	2	12%	1	—%
Total revenues	816	778	755	772	706	3,072	3,011	(110)	(13)%	(61)	(2)%	(66)	(9)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Adjusted operating total net revenues	816	778	755	772	706	3,072	3,011	(110)	(13)%	(61)	(2)%	(66)	(9)%

Expenses
Distribution expenses	249	249	241	244	227	998	961	(22)	(9)%	(37)	(4)%	(17)	(7)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Amortization of deferred acquisition costs	3	3	4	3	3	15	13	—	—%	(2)	(13)%	—	—%
Interest and debt expense	6	6	6	5	7	22	24	1	17%	2	9%	2	40%
General and administrative expense	348	325	321	323	316	1,297	1,285	(32)	(9)%	(12)	(1)%	(7)	(2)%
Adjusted operating expenses	606	583	572	575	553	2,332	2,283	(53)	(9)%	(49)	(2)%	(22)	(4)%

Pretax adjusted operating earnings	$210	$195	$183	$197	$153	$740	$728	$(57)	(27)%	$(12)	(2)%	$(44)	(22)%

Pretax adjusted operating margin	25.7%	25.1%	24.2%	25.5%	21.7%	24.1%	24.2%	(4.0)%		0.1%		(3.8)%
Adjusted operating total net revenues	$816	$778	$755	$772	$706	$3,072	$3,011	$(110)	(13)%	$(61)	(2)%	$(66)	(9)%
Distribution pass thru revenues	(202)	(201)	(196)	(195)	(180)	(799)	(772)	22	11%	27	3%	15	8%
Subadvisory and other pass thru revenues	(94)	(85)	(88)	(90)	(81)	(368)	(344)	13	14%	24	7%	9	10%
Net adjusted operating revenues (1)	$520	$492	$471	$487	$445	$1,905	$1,895	$(75)	(14)%	$(10)	(1)%	$(42)	(9)%

Pretax adjusted operating earnings	$210	$195	$183	$197	$153	$740	$728	$(57)	(27)%	$(12)	(2)%	$(44)	(22)%
Adjusted operating net investment income	(12)	(2)	(8)	(7)	(2)	(28)	(19)	10	83%	9	32%	5	71%
Amortization of intangibles	5	5	4	5	4	17	18	(1)	(20)%	1	6%	(1)	(20)%
Net adjusted operating earnings (1)	$203	$198	$179	$195	$155	$729	$727	$(48)	(24)%	$(2)	—%	$(40)	(21)%

Net pretax adjusted operating margin (1)(2)	39.0%	40.2%	38.0%	40.0%	34.8%	38.3%	38.4%	(4.2)%		0.1%		(5.2)%

Performance Fees (3)
Net performance fees	$12	$1	$3	$14	$5	$26	$23	$(7)	(58)%	$(3)	(12)%	$(9)	(64)%

Return on Capital
Allocated capital	$1,868	$1,871	$1,867	$1,858	$1,848	$1,868	$1,848	$(20)	(1)%	$(20)	(1)%	$(10)	(1)%
Adjusted operating return on allocated capital (4)	26.3%	28.4%	29.3%	29.6%	33.0%	26.3%	33.0%	6.7%		6.7%		3.4%

(1)	See non-GAAP financial information on pg 33.
(2)	Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues.
(3)	Performance fees, which are net of associated compensation, do not include CLO incentive fees.
(4)
Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

Ameriprise Financial, Inc.
Asset Management Segment
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Total Managed Assets by Type
Equity	$275,417	$267,687	$268,561	$273,799	$228,950	$275,417	$228,950	$(46,467)	(17)%	$(46,467)	(17)%	$(44,849)	(16)%
Fixed income	173,571	172,127	169,136	167,828	160,879	173,571	160,879	(12,692)	(7)%	(12,692)	(7)%	(6,949)	(4)%
Money market	5,362	5,285	6,061	5,505	5,099	5,362	5,099	(263)	(5)%	(263)	(5)%	(406)	(7)%
Alternative	5,566	5,486	4,432	3,393	3,085	5,566	3,085	(2,481)	(45)%	(2,481)	(45)%	(308)	(9)%
Hybrid and other	34,642	34,730	33,882	34,827	32,637	34,642	32,637	(2,005)	(6)%	(2,005)	(6)%	(2,190)	(6)%
Total managed assets by type	$494,558	$485,315	$482,072	$485,352	$430,650	$494,558	$430,650	$(63,908)	(13)%	$(63,908)	(13)%	$(54,702)	(11)%

Average Managed Assets by Type (1)
Equity	$270,533	$275,954	$268,420	$273,172	$250,616	$258,370	$266,353	$(19,917)	(7)%	$7,983	3%	$(22,556)	(8)%
Fixed income	176,508	173,142	170,403	168,896	163,733	177,009	168,893	(12,775)	(7)%	(8,116)	(5)%	(5,163)	(3)%
Money market	5,539	5,474	6,071	5,740	5,380	5,789	5,677	(159)	(3)%	(112)	(2)%	(360)	(6)%
Alternative	6,092	5,533	5,045	3,914	3,243	6,773	4,433	(2,849)	(47)%	(2,340)	(35)%	(671)	(17)%
Hybrid and other	31,169	34,983	34,089	34,468	33,688	27,574	34,267	2,519	8%	6,693	24%	(780)	(2)%
Total average managed assets by type	$489,841	$495,086	$484,028	$486,190	$456,660	$475,515	$479,623	$(33,181)	(7)%	$4,108	1%	$(29,530)	(6)%

(1)	Average ending balances are calculated using the average of the prior period's ending balance and all months in the current period.

Ameriprise Financial, Inc.
Asset Management Segment
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Managed Assets Rollforward
Global Retail Funds
Beginning assets	$280,749	$287,803	$282,089	$282,311	$286,369	$259,919	$287,803	$5,620	2%	$27,884	11%	$4,058	1%
Inflows	12,917	13,243	13,696	12,660	13,400	50,924	52,999	483	4%	2,075	4%	740	6%
Outflows	(14,332)	(17,023)	(14,569)	(15,450)	(20,171)	(60,000)	(67,213)	(5,839)	(41)%	(7,213)	(12)%	(4,721)	(31)%
Net VP/VIT fund flows	(773)	(750)	(689)	(788)	(736)	(3,330)	(2,963)	37	5%	367	11%	52	7%
Net new flows	(2,188)	(4,530)	(1,562)	(3,578)	(7,507)	(12,406)	(17,177)	(5,319)	#	(4,771)	(38)%	(3,929)	#
Reinvested dividends	6,530	476	2,984	551	7,597	9,831	11,608	1,067	16%	1,777	18%	7,046	#
Net flows	4,342	(4,054)	1,422	(3,027)	90	(2,575)	(5,569)	(4,252)	(98)%	(2,994)	#	3,117	#
Distributions	(7,640)	(657)	(3,461)	(742)	(8,917)	(11,731)	(13,777)	(1,277)	(17)%	(2,046)	(17)%	(8,175)	#
Market appreciation (depreciation) and other	9,975	(2,449)	4,723	8,252	(28,738)	38,411	(18,212)	(38,713)	#	(56,623)	#	(36,990)	#
Foreign currency translation (1)	377	1,446	(2,462)	(425)	(861)	3,779	(2,302)	(1,238)	#	(6,081)	#	(436)	#
Total ending assets	287,803	282,089	282,311	286,369	247,943	287,803	247,943	(39,860)	(14)%	(39,860)	(14)%	(38,426)	(13)%

% of total retail assets sub-advised	17.9%	17.5%	18.0%	17.8%	18.6%	17.9%	18.6%	0.7%		0.7%		0.8%

Global Institutional
Beginning assets	203,204	206,755	203,226	199,761	198,983	194,494	206,755	(4,221)	(2)%	12,261	6%	(778)	—%
Inflows	5,805	6,345	5,775	4,642	4,812	24,664	21,574	(993)	(17)%	(3,090)	(13)%	170	4%
Inflows from acquisitions (2)	5,439	—	—	—	—	5,439	—	(5,439)	#	(5,439)	#	—	—%
Outflows	(13,229)	(9,950)	(8,706)	(8,960)	(9,569)	(44,212)	(37,185)	3,660	28%	7,027	16%	(609)	(7)%
Net flows	(1,985)	(3,605)	(2,931)	(4,318)	(4,757)	(14,109)	(15,611)	(2,772)	#	(1,502)	(11)%	(439)	(10)%
Market appreciation (depreciation) and other (3)	4,863	(2,866)	4,212	4,384	(10,227)	18,756	(4,497)	(15,090)	#	(23,253)	#	(14,611)	#
Foreign currency translation (1)	673	2,942	(4,746)	(844)	(1,292)	7,614	(3,940)	(1,965)	#	(11,554)	#	(448)	(53)%
Total ending assets	206,755	203,226	199,761	198,983	182,707	206,755	182,707	(24,048)	(12)%	(24,048)	(12)%	(16,276)	(8)%

Total managed assets	$494,558	$485,315	$482,072	$485,352	$430,650	$494,558	$430,650	$(63,908)	(13)%	$(63,908)	(13)%	$(54,702)	(11)%

Total net flows	$2,357	$(7,659)	$(1,509)	$(7,345)	$(4,667)	$(16,684)	$(21,180)	$(7,024)	#	$(4,496)	(27)%	$2,678	36%

Former Parent Company Related (4)
Retail net new flows	$(713)	$(545)	$(558)	$(411)	$(1,258)	$(2,968)	$(2,772)	$(545)	(76)%	$196	7%	$(847)	#
Institutional net new flows	(1,819)	(1,029)	(1,449)	(1,085)	(1,678)	(12,236)	(5,241)	141	8%	6,995	57%	(593)	(55)%
Total net new flows	$(2,532)	$(1,574)	$(2,007)	$(1,496)	$(2,936)	$(15,204)	$(8,013)	$(404)	(16)%	$7,191	47%	$(1,440)	(96)%

(1)	Amounts represent local currency to US dollar translation for reporting purposes.
(2)	Inflows associated with acquisitions that closed during the quarter.
(3)	Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance.
(4)	Former parent company related assets and net new flows are included in the rollforwards above.
# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.
Asset Management Segment - Columbia
Fourth Quarter 2018

Mutual Fund Rankings in top 2 Lipper Quartiles

		4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018
Domestic Equity
Equal weighted	1 year	69%	57%	46%	43%	46%
	3 year	75%	72%	59%	53%	50%
	5 year	69%	69%	66%	66%	63%
Asset weighted	1 year	73%	58%	50%	54%	56%
	3 year	83%	81%	54%	52%	56%
	5 year	80%	80%	78%	75%	68%
International Equity
Equal weighted	1 year	75%	85%	80%	80%	35%
	3 year	60%	65%	65%	65%	60%
	5 year	70%	75%	75%	75%	60%
Asset weighted	1 year	52%	57%	57%	67%	49%
	3 year	47%	46%	50%	52%	69%
	5 year	54%	57%	61%	64%	65%
Taxable Fixed Income
Equal weighted	1 year	67%	74%	63%	78%	50%
	3 year	83%	72%	72%	76%	71%
	5 year	82%	76%	76%	75%	75%
Asset weighted	1 year	69%	80%	74%	85%	48%
	3 year	89%	77%	74%	79%	75%
	5 year	89%	82%	82%	82%	82%
Tax Exempt Fixed Income
Equal weighted	1 year	79%	84%	95%	84%	89%
	3 year	89%	89%	84%	84%	100%
	5 year	100%	100%	100%	94%	89%
Asset weighted	1 year	76%	91%	99%	84%	86%
	3 year	93%	92%	91%	91%	100%
	5 year	100%	100%	100%	93%	98%
Asset Allocation Funds
Equal weighted	1 year	62%	60%	53%	50%	46%
	3 year	80%	69%	62%	67%	64%
	5 year	78%	78%	78%	78%	100%
Asset weighted	1 year	51%	51%	48%	47%	65%
	3 year	94%	90%	50%	50%	50%
	5 year	94%	94%	94%	94%	100%

Number of 4- or 5-star Morningstar rated funds
Overall		52	56	54	54	52
3 year		56	52	54	52	46
5 year		50	53	50	49	49

Percent of 4- or 5-star Morningstar rated funds
Overall		51%	53%	51%	52%	50%
3 year		55%	50%	51%	50%	44%
5 year		51%	54%	51%	49%	49%

Percent of 4- or 5-star Morningstar rated assets
Overall		60%	61%	58%	61%	67%
3 year		63%	52%	50%	54%	50%
5 year		59%	61%	51%	53%	59%

Mutual fund performance rankings are based on the performance of the Institutional Class for Columbia branded mutual funds. Only funds with Institutional Class shares are included.
Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds with above median ranking divided by the total number of funds. Asset size is not a factor.
Asset Weighted Rankings in Top 2 Quartiles: Sums the total assets of the funds with above median ranking divided by total assets of all funds. Funds with more assets will receive a greater share of the total percentage above or below median.

Ameriprise Financial, Inc.
Asset Management Segment - Threadneedle
Fourth Quarter 2018

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018
Equity
Equal weighted	1 year	59%	57%	56%	56%	40%
	3 year	64%	64%	65%	61%	39%
	5 year	63%	61%	73%	72%	70%
Asset weighted	1 year	56%	53%	53%	67%	51%
	3 year	60%	59%	74%	69%	53%
	5 year	63%	51%	75%	80%	79%

Fixed Income
Equal weighted	1 year	83%	79%	77%	73%	60%
	3 year	82%	69%	72%	76%	76%
	5 year	72%	80%	72%	80%	69%
Asset weighted	1 year	93%	91%	94%	91%	66%
	3 year	95%	89%	90%	96%	94%
	5 year	88%	91%	89%	92%	89%

Allocation (Managed) Funds
Equal weighted	1 year	67%	50%	50%	75%	38%
	3 year	78%	88%	88%	88%	75%
	5 year	100%	100%	100%	100%	86%
Asset weighted	1 year	60%	45%	48%	95%	41%
	3 year	97%	99%	99%	99%	84%
	5 year	100%	100%	100%	100%	95%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted: Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds. Asset size is not a factor.

Asset weighted: Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds. Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package
(unaudited)

Fourth Quarter 2018

Annuities Segment

Ameriprise Financial, Inc.
Annuities Segment
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Annuities Segment Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$204	$200	$200	$203	$189	$790	$792	$(15)	(7)%	$2	—%	$(14)	(7)%
Distribution fees	89	88	88	89	82	346	347	(7)	(8)%	1	—%	(7)	(8)%
Net investment income	170	164	161	159	160	697	644	(10)	(6)%	(53)	(8)%	1	1%
Premiums	32	24	27	29	28	116	108	(4)	(13)%	(8)	(7)%	(1)	(3)%
Other revenues	143	137	146	148	154	550	585	11	8%	35	6%	6	4%
Total revenues	638	613	622	628	613	2,499	2,476	(25)	(4)%	(23)	(1)%	(15)	(2)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Adjusted operating total net revenues	638	613	622	628	613	2,499	2,476	(25)	(4)%	(23)	(1)%	(15)	(2)%

Expenses
Distribution expenses	114	110	113	107	102	428	432	(12)	(11)%	4	1%	(5)	(5)%
Interest credited to fixed accounts	116	113	115	117	116	473	461	—	—%	(12)	(3)%	(1)	(1)%
Benefits, claims, losses and settlement expenses	156	150	158	166	203	467	677	47	30%	210	45%	37	22%
Amortization of deferred acquisition costs	46	50	49	25	76	181	200	30	65%	19	10%	51	#
Interest and debt expense	9	9	10	10	11	35	40	2	22%	5	14%	1	10%
General and administrative expense	49	49	48	50	54	205	201	5	10%	(4)	(2)%	4	8%
Adjusted operating expenses	490	481	493	475	562	1,789	2,011	72	15%	222	12%	87	18%

Pretax adjusted operating earnings	$148	$132	$129	$153	$51	$710	$465	$(97)	(66)%	$(245)	(35)%	$(102)	(67)%

Pretax adjusted operating margin	23.2%	21.5%	20.7%	24.4%	8.3%	28.4%	18.8%	(14.9)%		(9.6)%		(16.1)%

Return on Capital
Allocated capital	$1,933	$1,909	$1,911	$1,886	$1,892	$1,933	$1,892	$(41)	(2)%	$(41)	(2)%	$6	—%
Adjusted operating return on allocated capital (1)	24.9%	25.0%	25.2%	20.7%	20.6%	24.9%	20.6%	(4.3)%		(4.3)%		(0.1)%

Market impact on variable annuity guaranteed benefits (2)
Risk margin and nonperformance spread impact	$13	$28	$2	$(37)	$157	$(19)	$150	$144	#	$169	#	$194	#
Other	(47)	(33)	(82)	(8)	(58)	(213)	(181)	(11)	(23)%	32	15%	(50)	#
Total VA guaranteed benefit impact excluded from adjusted operating earnings	$(34)	$(5)	$(80)	$(45)	$99	$(232)	$(31)	$133	#	$201	87%	$144	#

Market impact on fixed index annuity benefits (3)
Risk margin and nonperformance spread impact	$—	$—	$—	$—	$—	$—	$—	$—	—%	$—	—%	$—	—%
Other	—	—	—	—	1	—	1	1	—%	1	—%	1	—%
Total fixed index annuity benefit impact excluded from adjusted operating earnings	$—	$—	$—	$—	$1	$—	$1	$1	—%	$1	—%	$1	—%

Total annuity net flows (4)	$(1,144)	$(1,162)	$(984)	$(1,025)	$(1,015)	$(4,830)	$(4,186)	$129	11%	$644	13%	$10	1%

(1)
Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)	Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization.
(3)	Market impact on fixed index annuity benefits, net of hedges and the related DAC amortization.
(4)	Excludes payout annuities.
# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.
Annuities Segment
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax adjusted operating earnings	$134	$116	$117	$147	$47	$639	$427	$(87)	(65)%	$(212)	(33)%	$(100)	(68)%
Allocated capital (1)	$650	$650	$650	$650	$650	$650	$650	$—	—%	$—	—%	$—	—%
Adjusted operating return on allocated capital (2)	67.4%	67.9%	68.1%	55.7%	55.6%	67.4%	55.6%	(11.8)%		(11.8)%		(0.1)%

Fixed Annuities (3)
Pretax adjusted operating earnings	$14	$16	$12	$6	$4	$71	$38	$(10)	(71)%	$(33)	(46)%	$(2)	(33)%
Allocated capital	$1,283	$1,259	$1,261	$1,236	$1,242	$1,283	$1,242	$(41)	(3)%	$(41)	(3)%	$6	—%
Adjusted operating return on allocated capital (2)	3.8%	3.4%	3.4%	2.6%	2.6%	3.8%	2.6%	(1.2)%		(1.2)%		—%

Variable Annuities Rollforward
Beginning balance	$78,654	$80,340	$78,731	$78,288	$79,444	$74,817	$80,340	$790	1%	$5,523	7%	$1,156	1%
Deposits	1,175	1,150	1,228	1,063	1,017	4,222	4,458	(158)	(13)%	236	6%	(46)	(4)%
Withdrawals and terminations	(2,073)	(2,069)	(1,997)	(1,889)	(1,803)	(8,084)	(7,758)	270	13%	326	4%	86	5%
Net flows	(898)	(919)	(769)	(826)	(786)	(3,862)	(3,300)	112	12%	562	15%	40	5%
Investment performance and interest credited	2,584	(690)	326	1,982	(6,616)	9,385	(4,998)	(9,200)	#	(14,383)	#	(8,598)	#
Total ending balance - contract accumulation values	$80,340	$78,731	$78,288	$79,444	$72,042	$80,340	$72,042	$(8,298)	(10)%	$(8,298)	(10)%	$(7,402)	(9)%
Variable annuities fixed sub-accounts	$5,166	$5,139	$5,130	$5,127	$5,129	$5,166	$5,129	$(37)	(1)%	$(37)	(1)%	$2	—%

Fixed Deferred Annuities Rollforward
Beginning balance	$9,492	$9,320	$9,147	$9,003	$8,875	$9,991	$9,320	$(617)	(7)%	$(671)	(7)%	$(128)	(1)%
Deposits	33	42	60	49	60	153	211	27	82%	58	38%	11	22%
Withdrawals and terminations	(279)	(285)	(275)	(248)	(289)	(1,121)	(1,097)	(10)	(4)%	24	2%	(41)	(17)%
Net flows	(246)	(243)	(215)	(199)	(229)	(968)	(886)	17	7%	82	8%	(30)	(15)%
Policyholder interest credited	74	70	71	71	68	297	280	(6)	(8)%	(17)	(6)%	(3)	(4)%
Total ending balance - contract accumulation values	$9,320	$9,147	$9,003	$8,875	$8,714	$9,320	$8,714	$(606)	(7)%	$(606)	(7)%	$(161)	(2)%

Capitalized interest	$—	$—	$1	$(1)	$1	$2	$1	$1	—%	$(1)	(50)%	$2	#

Payout Annuities Reserve Balance	$2,099	$2,093	$2,093	$2,089	$2,082	$2,099	$2,082	$(17)	(1)%	$(17)	(1)%	$(7)	—%

Tax Equivalent Spread - Fixed Deferred Annuities (4)
Gross rate of return on invested assets (5)	4.2%	4.1%	4.2%	4.1%	4.1%	4.3%	4.1%	(0.1)%		(0.2)%		—%
Crediting rate excluding capitalized interest	(3.1)%	(3.1)%	(3.2)%	(3.2)%	(3.2)%	(3.1)%	(3.2)%	(0.1)%		(0.1)%		—%
Tax equivalent margin spread	1.1%	1.0%	1.0%	0.9%	0.9%	1.2%	0.9%	(0.2)%		(0.3)%		—%

Total Variable Annuities DAC
Beginning balance	$1,737	$1,747	$1,754	$1,770	$1,803	$1,724	$1,747	$66	4%	$23	1%	$33	2%
Capitalization	43	42	46	40	39	156	167	(4)	(9)%	11	7%	(1)	(3)%
Non adjusted operating amortization	2	(5)	10	6	(34)	26	(23)	(36)	#	(49)	#	(40)	#
Amortization per income statement	(41)	(45)	(45)	(17)	(73)	(162)	(180)	(32)	(78)%	(18)	(11)%	(56)	#
Other	6	15	5	4	(2)	3	22	(8)	#	19	#	(6)	#
Total ending balance	$1,747	$1,754	$1,770	$1,803	$1,733	$1,747	$1,733	$(14)	(1)%	$(14)	(1)%	$(70)	(4)%

Total Fixed Deferred Annuities DAC
Beginning balance	$67	$71	$83	$87	$84	$76	$71	$17	25%	$(5)	(7)%	$(3)	(3)%
Capitalization	—	1	1	—	2	2	4	2	—%	2	#	2	—%
Non adjusted operating amortization	—	—	—	—	(1)	(1)	(1)	(1)	—%	—	—%	(1)	—%
Amortization per income statement	(5)	(5)	(4)	(8)	(3)	(19)	(20)	2	40%	(1)	(5)%	5	63%
Other	9	16	7	5	(1)	13	27	(10)	#	14	#	(6)	#
Total ending balance	$71	$83	$87	$84	$81	$71	$81	$10	14%	$10	14%	$(3)	(4)%

(1)	The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes.
(2)
Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(3)	Includes payout annuities.
(4)
Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed deferred annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)
In the 4th quarter of 2017 through the 4th quarter of 2018, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 4.2%, 4.1%, 4.1%, 4.1% and 4.0% respectively.

# Variance equal to or greater than 100%.

Statistical Supplement Package
(unaudited)

Fourth Quarter 2018

Protection Segment

Ameriprise Financial, Inc.
Protection Segment
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Protection Segment Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$14	$14	$13	$13	$12	$53	$52	$(2)	(14)%	$(1)	(2)%	$(1)	(8)%
Distribution fees	26	24	25	25	25	96	99	(1)	(4)%	3	3%	—	—%
Net investment income	85	84	87	88	88	338	347	3	4%	9	3%	—	—%
Premiums	308	301	311	316	317	1,204	1,245	9	3%	41	3%	1	—%
Other revenues	95	96	97	169	101	353	463	6	6%	110	31%	(68)	(40)%
Total revenues	528	519	533	611	543	2,044	2,206	15	3%	162	8%	(68)	(11)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Adjusted operating total net revenues	528	519	533	611	543	2,044	2,206	15	3%	162	8%	(68)	(11)%

Expenses
Distribution expenses	18	16	19	17	17	68	69	(1)	(6)%	1	1%	—	—%
Interest credited to fixed accounts	48	49	48	52	51	186	200	3	6%	14	8%	(1)	(2)%
Benefits, claims, losses and settlement expenses	321	292	326	401	305	1,209	1,324	(16)	(5)%	115	10%	(96)	(24)%
Amortization of deferred acquisition costs	26	25	27	7	30	96	89	4	15%	(7)	(7)%	23	#
Interest and debt expense	6	6	7	7	6	25	26	—	—%	1	4%	(1)	(14)%
General and administrative expense	62	61	61	66	67	244	255	5	8%	11	5%	1	2%
Adjusted operating expenses	481	449	488	550	476	1,828	1,963	(5)	(1)%	135	7%	(74)	(13)%

Pretax adjusted operating earnings	$47	$70	$45	$61	$67	$216	$243	$20	43%	$27	13%	$6	10%

Pretax adjusted operating margin	8.9%	13.5%	8.4%	10.0%	12.3%	10.6%	11.0%	3.4%		0.4%		2.3%

Return on Capital
Allocated capital	$1,339	$1,465	$1,455	$1,385	$1,477	$1,339	$1,477	$138	10%	$138	10%	$92	7%
Adjusted operating return on allocated capital (1)	10.3%	10.9%	10.9%	11.6%	14.4%	10.3%	14.4%	4.1%		4.1%		2.8%

Market impact on indexed universal life benefits (2)
Risk margin and nonperformance spread impact	$(3)	$(17)	$(10)	$11	$(42)	$14	$(58)	$(39)	#	$(72)	#	$(53)	#
Other	23	42	(10)	(24)	33	(10)	41	10	43%	51	#	57	#
Total market impact on indexed universal life benefits excluded from adjusted operating earnings	$20	$25	$(20)	$(13)	$(9)	$4	$(17)	$(29)	#	$(21)	#	$4	31%
Product Information
Life and Health (3)
Pretax adjusted operating earnings	$73	$65	$64	$60	$64	$258	$253	$(9)	(12)%	$(5)	(2)%	$4	7%
Allocated capital	$726	$818	$799	$759	$850	$726	$850	$124	17%	$124	17%	$91	12%
Adjusted operating return on allocated capital (1)	21.4%	21.3%	21.6%	23.5%	27%	21.4%	27%	5.6%		5.6%		3.5%

Auto and Home Insurance
Pretax adjusted operating earnings (loss)	$(26)	$5	$(19)	$1	$3	$(42)	$(10)	$29	#	$32	76%	$2	#
Allocated capital	$613	$647	$656	$626	$627	$613	$627	$14	2%	$14	2%	$1	—%
Adjusted operating return on allocated capital (1)	(3.1)%	(1.8)%	(2.2)%	(2.9)%	(1.3)%	(3.1)%	(1.3)%	1.8%		1.8%		1.6%

Total Auto and Home catastrophe losses	$38	$14	$40	$16	$12	$122	$82	$(26)	(68)%	$(40)	(33)%	$(4)	(25)%

(1)
Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)	Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.
(3)	Life and health includes captive insurance.
# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.
Protection Segment
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL/UL (1)	$84	$71	$75	$76	$75	$299	$297	$(9)	(11)%	$(2)	(1)%	$(1)	(1)%
Term and whole life	2	2	2	2	2	8	8	—	—%	—	—%	—	—%
Disability insurance	1	1	1	1	—	4	3	(1)	#	(1)	(25)%	(1)	#
Auto and home	270	273	273	297	268	1,129	1,111	(2)	(1)%	(18)	(2)%	(29)	(10)%
Total cash sales	$357	$347	$351	$376	$345	$1,440	$1,419	$(12)	(3)%	$(21)	(1)%	$(31)	(8)%

VUL / UL Policyholder Account Balances
Beginning balance	$12,235	$12,534	$12,465	$12,541	$12,763	$11,511	$12,534	$528	4%	$1,023	9%	$222	2%
Premiums and deposits	268	248	261	248	260	1,016	1,017	(8)	(3)%	1	—%	12	5%
Investment performance and interest	346	14	140	301	(758)	1,269	(303)	(1,104)	#	(1,572)	#	(1,059)	#
Withdrawals and surrenders	(314)	(330)	(326)	(326)	(316)	(1,260)	(1,298)	(2)	(1)%	(38)	(3)%	10	3%
Other	(1)	(1)	1	(1)	2	(2)	1	3	#	3	#	3	#
Total ending balance	$12,534	$12,465	$12,541	$12,763	$11,951	$12,534	$11,951	$(583)	(5)%	$(583)	(5)%	$(812)	(6)%

Premiums by Product
Term and whole life	$11	$11	$11	$11	$10	$44	$43	$(1)	(9)%	$(1)	(2)%	$(1)	(9)%
Disability insurance	35	34	35	34	35	141	138	—	—%	(3)	(2)%	1	3%
Auto and home	255	249	260	265	266	993	1,040	11	4%	47	5%	1	—%
Intercompany premiums	7	7	5	6	6	26	24	(1)	(14)%	(2)	(8)%	—	—%
Total premiums by product	$308	$301	$311	$316	$317	$1,204	$1,245	$9	3%	$41	3%	$1	—%

Auto and Home Insurance Details
Policy count (thousands)	942	934	911	883	861	942	861	(81)	(9)%	(81)	(9)%	(22)	(2)%
Catastrophe loss ratio	14.9%	5.6%	15.6%	6.4%	4.7%	11.5%	8.1%	(10.2)%		(3.4)%		(1.7)%
Non-catastrophe /other loss ratio	83.6%	80.1%	79.8%	80.2%	81.2%	80.7%	80.3%	(2.4)%		(0.4)%		1.0%
Expense ratio	17.2%	17.9%	17.6%	18.4%	18.4%	17.8%	18.1%	1.2%		0.3%		—%
Combined ratio	115.7%	103.6%	113.0%	105.0%	104.3%	110.0%	106.5%	(11.4)%		(3.5)%		(0.7)%

DAC Rollforward
Life and Health
Beginning balance	$837	$839	$862	$891	$926	$821	$839	$89	11%	$18	2%	$35	4%
Capitalization	24	20	20	22	21	84	83	(3)	(13)%	(1)	(1)%	(1)	(5)%
Non adjusted operating amortization	(5)	(9)	7	4	2	—	4	7	#	4	—%	(2)	(50)%
Amortization per income statement	(14)	(12)	(14)	6	(17)	(43)	(37)	(3)	(21)%	6	14%	(23)	#
Other	(3)	24	16	3	12	(23)	55	15	#	78	#	9	#
Total ending balance	$839	$862	$891	$926	$944	$839	$944	$105	13%	$105	13%	$18	2%

Life Insurance in Force	$195,931	$195,588	$195,530	$195,369	$195,146	$195,931	$195,146	$(785)	—%	$(785)	—%	$(223)	—%

Net Amount at Risk	$40,752	$40,655	$40,471	$40,035	$40,629	$40,752	$40,629	$(123)	—%	$(123)	—%	$594	1%

Net Policyholder Reserves
VUL / UL	$11,851	$11,755	$11,857	$12,116	$11,243	$11,851	$11,243	$(608)	(5)%	$(608)	(5)%	$(873)	(7)%
Term and whole life	197	195	193	191	189	197	189	(8)	(4)%	(8)	(4)%	(2)	(1)%
Disability insurance	528	523	521	523	524	528	524	(4)	(1)%	(4)	(1)%	1	—%
Other insurance	765	743	731	723	715	765	715	(50)	(7)%	(50)	(7)%	(8)	(1)%
Auto and home loss and LAE reserves	611	599	631	628	604	611	604	(7)	(1)%	(7)	(1)%	(24)	(4)%
Total net policyholder reserves	$13,952	$13,815	$13,933	$14,181	$13,275	$13,952	$13,275	$(677)	(5)%	$(677)	(5)%	$(906)	(6)%

(1)	Includes lump sum deposits.
# Variance equal to or greater than 100%.

Statistical Supplement Package
(unaudited)

Fourth Quarter 2018

Corporate & Other Segment

Ameriprise Financial, Inc.
Corporate & Other Segment
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Product Information (1)
Corporate excluding Long Term Care
Adjusted operating total net revenues	$(56)	$(9)	$(11)	$(22)	$(6)	$(95)	$(48)	$50	89%	$47	49%	$16	73%
Adjusted operating expenses	65	49	49	46	41	258	185	(24)	(37)%	(73)	(28)%	(5)	(11)%
Pretax adjusted operating earnings (loss)	$(121)	$(58)	$(60)	$(68)	$(47)	$(353)	$(233)	$74	61%	$120	34%	$21	31%

Long Term Care
Adjusted operating total net revenues	$67	$66	$67	$69	$72	$268	$274	$5	7%	$6	2%	$3	4%
Adjusted operating expenses	80	64	72	122	77	341	335	(3)	(4)%	(6)	(2)%	(45)	(37)%
Pretax adjusted operating earnings (loss)	$(13)	$2	$(5)	$(53)	$(5)	$(73)	$(61)	$8	62%	$12	16%	$48	91%
Allocated capital	$676	$681	$696	$686	$714	$676	$714	$38	6%	$38	6%	$28	4%

(1)	See Exhibit B for details on Long Term Care and Corporate Excluding Long Term Care

Ameriprise Financial, Inc.
Eliminations (1)
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Eliminations Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$(34)	$(34)	$(34)	$(34)	$(34)	$(138)	$(136)	$—	—%	$2	1%	$—	—%
Distribution fees	(327)	(315)	(320)	(310)	(298)	(1,238)	(1,243)	29	9%	(5)	—%	12	4%
Net investment income	(2)	(1)	(1)	(3)	(2)	(3)	(7)	—	—%	(4)	#	1	33%
Premiums	(9)	(8)	(8)	(9)	(9)	(35)	(34)	—	—%	1	3%	—	—%
Other revenues	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Total revenues	(372)	(358)	(363)	(356)	(343)	(1,414)	(1,420)	29	8%	(6)	—%	13	4%
Banking and deposit interest expense	(1)	(1)	(1)	(2)	(2)	(3)	(6)	(1)	#	(3)	#	—	—%
Adjusted operating total net revenues	(371)	(357)	(362)	(354)	(341)	(1,411)	(1,414)	30	8%	(3)	—%	13	4%

Expenses
Distribution expenses	(350)	(337)	(344)	(333)	(321)	(1,331)	(1,335)	29	8%	(4)	—%	12	4%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Benefits, claims, losses and settlement expenses	(6)	(4)	(4)	(3)	(2)	(15)	(13)	4	67%	2	13%	1	33%
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Interest and debt expense	(1)	—	—	—	(1)	—	(1)	—	—%	(1)	—%	(1)	—%
General and administrative expense	(14)	(16)	(14)	(18)	(17)	(65)	(65)	(3)	(21)%	—	—%	1	6%
Adjusted operating expenses	(371)	(357)	(362)	(354)	(341)	(1,411)	(1,414)	30	8%	(3)	—%	13	4%

Pretax adjusted operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—%	$—	—%	$—	—%

(1)	The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.
# Variance equal to or greater than 100%.

Statistical Supplement Package
(unaudited)

Fourth Quarter 2018

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.
Consolidated Balance Sheets
Fourth Quarter 2018

(in millions, unaudited)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Assets
Cash and cash equivalents	$2,484	$2,102	$2,431	$2,389	$2,931
Cash of consolidated investment entities	136	99	151	89	166
Investments	35,925	35,320	35,297	35,610	35,825
Investments of consolidated investment entities	2,131	2,111	1,297	1,310	1,706
Separate account assets	87,368	85,847	85,258	86,592	77,925
Receivables	5,762	5,860	5,913	6,042	6,173
Receivables of consolidated investment entities	25	20	17	5	12
Deferred acquisition costs	2,676	2,718	2,768	2,832	2,776
Restricted and segregated cash and investments	3,147	2,818	2,591	2,493	2,910
Other assets	7,826	7,867	7,545	7,828	6,792
Other assets of consolidated investment entities	—	—	—	1	—
Total Assets	$147,480	$144,762	$143,268	$145,191	$137,216

Liabilities
Policyholder account balances, future policy benefits and claims	$29,904	$29,364	$29,255	$29,204	$30,124
Separate account liabilities	87,368	85,847	85,258	86,592	77,925
Customer deposits	10,303	10,240	10,428	10,758	11,545
Short-term borrowings	200	201	201	201	201
Long-term debt	2,891	2,881	2,875	2,870	2,867
Debt of consolidated investment entities	2,206	2,174	1,416	1,370	1,743
Accounts payable and accrued expenses	1,975	1,609	1,749	1,867	1,862
Other liabilities	6,575	6,570	6,426	6,697	5,239
Other liabilities of consolidated investment entities	63	36	28	14	122
Total Liabilities	141,485	138,922	137,636	139,573	131,628

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	8,085	8,116	8,171	8,214	8,260
Retained earnings	11,326	11,796	12,126	12,498	12,909
Treasury stock	(13,648)	(14,070)	(14,489)	(14,853)	(15,293)
Accumulated other comprehensive income, net of tax	229	(5)	(179)	(244)	(291)
Total Equity	5,995	5,840	5,632	5,618	5,588
Total Liabilities and Equity	$147,480	$144,762	$143,268	$145,191	$137,216

Ameriprise Financial, Inc.
Capital and Ratings Information
Fourth Quarter 2018

(in millions unless otherwise noted, unaudited)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Long-term Debt Summary
Senior notes	$2,850	$2,850	$2,850	$2,850	$2,850
Capital lease obligations	38	34	31	28	25
Fair value of hedges, unamortized discount and debt issuance costs	3	(3)	(6)	(8)	(8)
Total Ameriprise Financial long-term debt	2,891	2,881	2,875	2,870	2,867
Non-recourse debt of consolidated investment entities	2,208	2,174	1,416	1,370	1,743
Total long-term debt	$5,099	$5,055	$4,291	$4,240	$4,610

Total Ameriprise Financial long-term debt	$2,891	$2,881	$2,875	$2,870	$2,867
Fair value of hedges, unamortized discount and debt issuance costs	(3)	3	6	8	8
Capital lease obligations	(38)	(34)	(31)	(28)	(25)
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations (1)	$2,850	$2,850	$2,850	$2,850	$2,850

Total equity (2)	$5,995	$5,840	$5,632	$5,618	$5,588
Equity of consolidated investment entities	—	—	(1)	1	(1)
Total equity excluding CIEs (1)	$5,995	$5,840	$5,631	$5,619	$5,587

Total Ameriprise Financial capital	$8,886	$8,721	$8,507	$8,488	$8,455
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (1)	$8,845	$8,690	$8,481	$8,469	$8,437

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	32.5%	33.0%	33.8%	33.8%	33.9%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (1)	32.2%	32.8%	33.6%	33.7%	33.8%

Ratings (as of December 31, 2018 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3

(1)	See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on page 48.
(2)	Includes accumulated other comprehensive income, net of tax.
(3)	For the most current ratings information, please see the individual rating agency's website.
N/R - Not Rated.

Ameriprise Financial, Inc.
Ameriprise Financial Investments (1)
Fourth Quarter 2018

(in millions unless otherwise noted, unaudited)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Cash and cash equivalents	$2,484	$2,102	$2,431	$2,389	$2,931
Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	15,075	14,434	14,252	14,391	14,066

Residential mortgage backed securities	6,611	5,992	5,986	6,225	6,329
Commercial mortgage backed securities	4,374	4,320	4,584	4,595	4,877
Asset backed securities	1,580	1,523	1,575	1,477	1,398
Total mortgage and other asset backed securities	12,565	11,835	12,145	12,297	12,604

State and municipal obligations	2,463	2,395	2,370	2,359	2,345
US government and agency obligations	503	1,373	1,424	1,495	1,745
Foreign government bonds and obligations	314	282	268	298	298
Common and preferred stocks (2)	7	—	—	—	—
Total other	3,287	4,050	4,062	4,152	4,388
Total available-for-sale securities	30,927	30,319	30,459	30,840	31,058

Commercial mortgage loans	2,775	2,740	2,708	2,703	2,715
Allowance for loan losses	(19)	(19)	(19)	(19)	(19)
Commercial mortgage loans, net	2,756	2,721	2,689	2,684	2,696

Policy loans	845	844	851	854	861
Other Investments (2)	1,397	1,436	1,298	1,232	1,210
Total investments	35,925	35,320	35,297	35,610	35,825

Total cash, cash equivalents and investments	$38,409	$37,422	$37,728	$37,999	$38,756

Net unrealized gain Available-for-Sale Securities	$1,435	$878	$607	$497	$387

AFS Fixed Maturity Asset Quality - %
AAA	37%	39%	40%	41%	43%
AA	7%	6%	6%	6%	5%
AFS securities AA and above	44%	45%	46%	47%	48%
A	17%	15%	15%	14%	13%
BBB	35%	36%	36%	36%	36%
Below investment grade	4%	4%	3%	3%	3%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	4%	4%	4%	4%	3%

(1)	Investments excluding investments of CIEs.
(2)	Beginning in the first quarter of 2018, equity securities, which were previously included in Available-for-Sale Securities, were reclassified to Other investments.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP). This report includes information on both a U.S. GAAP and non-GAAP basis. Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters. See the reconciliations on pages 6, 15, 47 and 48.

These non-GAAP measures include:

• Adjusted operating earnings;
• Adjusted operating earnings per diluted share;
• Adjusted operating effective tax rate;
• Adjusted operating return on equity excluding AOCI;
• Adjusted operating total net revenues;
• Basic adjusted operating earnings per share;
• Net adjusted operating earnings;
• Net adjusted operating revenues;
• Net pretax adjusted operating margin;
• Pretax adjusted operating earnings;
• Pretax adjusted operating margin;
• Return on equity excluding AOCI;
• Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs;
• Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations;
• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs;
• Total equity excluding AOCI;
• Total equity excluding CIEs;
• Total equity excluding CIEs and AOCI

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.
Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment management advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products for non-U.S. investors are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Retail products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds or alternative strategies, collective funds and property funds. Collateralized loan obligations, hedge funds or alternative strategies and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed deferred annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities with a non-life contingent feature and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Revenues for our immediate annuities with a life contingent feature are earned as premium revenue. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses. It also includes the results of our closed-block long term care business. This segment also includes revenues and expenses of consolidated investment entities, which are excluded on an adjusted operating basis.

Ameriprise Financial, Inc.
Glossary of Selected Terminology

Adjusted Operating Earnings - Net income attributable to Ameriprise Financial excluding integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and fixed index annuity benefits and indexed universal life benefits, net of tax, market impact of hedges on investments, net of tax, income (loss) from discontinued operations, net of tax, net realized investment gains (losses), net of tax and net income (loss) from consolidated investment entities.

Adjusted Operating Expenses - Total expenses excluding integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on fixed index annuity benefits, market impact on indexed universal life benefits, DAC and DSIC offsets to net realized investment gains (losses) and expense from consolidated investment entities.

Adjusted Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities.

Adjusted Operating Return on Allocated Capital - Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. Adjusted operating earnings for each product line are based on the target level of assets which are based on management's best estimate after considering regulatory and rating agency requirements.

Adjusted Operating Total Net Revenues - Total net revenues excluding net realized investment gains (losses), indexed universal life market impact on reinsurance and unearned revenue, market impact of hedges on investments, revenue from consolidated investment entities and integration/restructuring.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management's best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies. Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital. For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non adjusted operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations ("CLO").

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies' products that we offer outside of our advisory wrap accounts. These assets include those held in clients' brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily "client initiated" activity that results in an incremental increase in assets or premiums in force (but doesn't need to result in time of sale revenue), or activity that doesn't increase assets or premiums in force, but generates "fee revenue".

Consolidated Investment Entities ("CIEs") - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs ("DAC") represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities. DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments.

Ameriprise Financial, Inc.
Glossary of Selected Terminology

Market Impact on Fixed Index Annuity Benefits - The impact of changes in financial market conditions on benefit costs associated with fixed index annuity benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization. This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual. This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization. The market impact includes the risk margin and nonperformance spread impact.

Net Adjusted Operating Earnings - Asset management segment pretax adjusted operating earnings less adjusted operating net investment income plus amortization of intangibles.

Net Adjusted Operating Revenues - Asset management segment adjusted operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Retail fund inflows less outflows.

Net Pretax Adjusted Operating Margin - An internal measure designed to calculate adjusted operating margins on a basis comparable to other asset management companies. A ratio representing net adjusted operating earnings as a percentage of net adjusted operating revenues for the asset management segment.

Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual.

Pretax Adjusted Operating Earnings - Income from continuing operations before income tax provision excluding net realized investment gains (losses), integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on fixed index annuity benefits, market impact on indexed universal life benefits, market impact of hedges on investments and pretax income (loss) from consolidated investment entities.

Pretax Adjusted Operating Margin - A ratio representing pretax adjusted operating earnings as a percentage of adjusted operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820") that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life's nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses.

Exhibit A

Statistical Supplement Package
(unaudited)

Fourth Quarter 2018

Disclosed Items

Ameriprise Financial, Inc.
Disclosed Items
4 Qtr 2018

Excluded from Adjusted Operating Earnings

	Advice & Wealth Management	Annuities			Protection		Corporate and Eliminations
			Market Impact on	Market Impact on		Market Impact on			Market Impact
	Securities	Securities	VA Guaranteed	Fixed Index	Securities	Indexed Universal	Securities		of Hedges	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Annuity Benefits (3)	Gains/(Losses) (1)	Life Benefits (4)	Gains/(Losses) (1)	CIEs (5)	on Investments (6)	Charges (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$(2)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—
Net investment income	(1)	3	—	—	(3)	—	(4)	36	(16)	—
Premiums	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	(2)	—	—	—	—
Total revenues	(1)	3	—	—	(3)	(2)	(4)	34	(16)	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—
Total net revenues	(1)	3	—	—	(3)	(2)	(4)	34	(16)	—
Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	(1)	—	9	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	(133)	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	1	34	—	—	(2)	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	32	—	—
General and administrative expense	—	—	—	—	—	—	—	3	—	3
Total expenses	—	1	(99)	(1)	—	7	—	35	—	3
Pretax segment income (loss)	$(1)	$2	$99	$1	$(3)	$(9)	$(4)	$(1)	$(16)	$(3)

Included in Adjusted Operating Earnings
	Annuities	Protection		Corporate		Consolidated
	Mean Reversion	Mean Reversion	Auto & Home	Department of		Excess Tax Benefits
	Related	Related	Catastrophe	Labor Implementation	Severance	from Share-
(in millions, unaudited)	Impacts (8)	Impacts (8)	Losses (9)	Costs (10)	Expense (11)	Based Payments (12)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Adjusted operating total net revenues	—	—	—	—	—	—
Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	39	—	12	—	—	—
Amortization of deferred acquisition costs	29	3	—	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	—	—	1	1	—
Adjusted operating expenses	68	3	12	1	1	—
Pretax adjusted operating earnings	$(68)	$(3)	$(12)	$(1)	$(1)	$—
Tax benefit (expense)						$2

(1)   Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)   Variable annuity guaranteed benefit impacts include:
$134 million net benefit related to hedged variable annuity benefits
$35 million increase in DAC and DSIC amortization resulting from hedged benefits
(3)   Fixed index annuity benefit impacts include:
$1 million net benefit related to hedged fixed index annuity benefits
$0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits
(4)   Indexed universal life benefit impacts include:
$9 million net expense related to hedged indexed universal life benefits
$2 million decrease in DAC amortization resulting from hedged indexed universal life benefits
$2 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(5)   Reflects revenues and expenses of Consolidated Investment Entities
(6)   The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments
(7)   Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments
(8)   Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees
(9)   Total auto and home catastrophe losses
(10)  Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard
(11)  Severance expense
(12)  Excess tax benefits (deficiencies) related to share-based compensation

Ameriprise Financial, Inc.
Disclosed Items
3 Qtr 2018

Excluded from Adjusted Operating Earnings

	Annuities			Protection	Corporate and Eliminations
		Market Impact on	Market Impact on	Market Impact on			Market Impact
	Securities	VA Guaranteed	Fixed Index	Indexed Universal	Securities		of Hedges	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Annuity Benefits (3)	Life Benefits (4)	Gains/(Losses) (1)	CIEs (5)	on Investments (6)	Charges (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(2)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	3	—	—	—	1	24	6	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	(8)	—	—	—	—
Total revenues	3	—	—	(8)	1	22	6	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	3	—	—	(8)	1	22	6	—
Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	9	—	—	—	—
Benefits, claims, losses and settlement expenses	—	51	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	(6)	—	(4)	—	—	—	—
Interest and debt expense	—	—	—	—	—	19	—	—
General and administrative expense	—	—	—	—	—	3	—	9
Total expenses	—	45	—	5	—	22	—	9
Pretax segment income (loss)	$3	$(45)	$—	$(13)	$1	$—	$6	$(9)

Included in Adjusted Operating Earnings
	Annuities		Protection			Corporate			Consolidated
	Mean Reversion	Valuation	Valuation	Modification of costs	Auto & Home	Valuation	Department of	Affordable Housing	Excess Tax Benefits
	Related	Assumption &	Assumption &	within Reinsurance	Catastrophe	Assumption &	Labor Implementation	Investment	from Share-	Tax
(in millions, unaudited)	Impacts (8)	Model Changes (9)	Model Changes (9)	Contract (10)	Losses (11)	Model Changes (9)	Costs (12)	Adjustment (13)	Based Payments (14)	Benefit (15)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—	(7)	—	—
Premiums	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	78	(10)	—	—	—	—	—	—
Total revenues	—	—	78	(10)	—	—	—	(7)	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—
Adjusted operating total net revenues	—	—	78	(10)	—	—	—	(7)	—	—
Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(16)	18	101	—	16	52	—	—	—	—
Amortization of deferred acquisition costs	(8)	(17)	(18)	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	1	—	—	—
Adjusted operating expenses	(24)	1	83	—	16	52	1	—	—	—
Pretax adjusted operating earnings	$24	$(1)	$(5)	$(10)	$(16)	$(52)	$(1)	$(7)	$—	$—
Tax benefit (expense)									$2	$20

(1)   Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)   Variable annuity guaranteed benefit impacts include:
$51 million net expense related to hedged variable annuity benefits
$6 million decrease in DAC and DSIC amortization resulting from hedged benefits
(3)   Fixed index annuity benefit impacts include:
$0 million net expense related to hedged fixed index annuity benefits
$0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits
(4)   Indexed universal life benefit impacts include:
$9 million net expense related to hedged indexed universal life benefits
$4 million decrease in DAC amortization resulting from hedged indexed universal life benefits
$8 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(5)   Reflects revenues and expenses of Consolidated Investment Entities
(6)   The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments
(7)   Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments
(8)   Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees
(9)   Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review
(10)  Life & health unfavorable expense related to a modification of costs within a reinsurance contract
(11)  Total auto and home catastrophe losses
(12)  Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard
(13)  Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows
(14)  Excess tax benefits (deficiencies) related to share-based compensation
(15)  Tax benefit related to discrete items from prior year returns

Ameriprise Financial, Inc.
Disclosed Items
2 Qtr 2018

Excluded from Adjusted Operating Earnings

	Annuities			Protection		Corporate and Eliminations
		Market Impact on	Market Impact on		Market Impact on		Market Impact
	Securities	VA Guaranteed	Fixed Index	Securities	Indexed Universal		of Hedges	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Annuity Benefits (3)	Gains/(Losses) (1)	Life Benefits (4)	CIEs (5)	on Investments (6)	Charges (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(2)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	4	—	—	1	—	51	5	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	(10)	—	—	—
Total revenues	4	—	—	1	(10)	49	5	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	4	—	—	1	(10)	49	5	—
Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	17	—	—	—
Benefits, claims, losses and settlement expenses	—	90	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	(10)	—	—	(7)	—	—	—
Interest and debt expense	—	—	—	—	—	49	—	—
General and administrative expense	—	—	—	—	—	—	—	4
Total expenses	—	80	—	—	10	49	—	4
Pretax segment income (loss)	$4	$(80)	$—	$1	$(20)	$—	$5	$(4)

Included in Adjusted Operating Earnings
	Annuities	Protection		Corporate	Consolidated
	Mean Reversion	Mean Reversion	Auto & Home	Department of	Excess Tax Benefits
	Related	Related	Catastrophe	Labor Implementation	from Share-
(in millions, unaudited)	Impacts (8)	Impacts (8)	Losses (9)	Costs (10)	Based Payments (11)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Adjusted operating total net revenues	—	—	—	—	—
Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(5)	—	40	—	—
Amortization of deferred acquisition costs	(2)	(1)	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	3	—
Adjusted operating expenses	(7)	(1)	40	3	—
Pretax adjusted operating earnings	$7	$1	$(40)	$(3)	$—
Tax benefit (expense)					$1

(1)   Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)   Variable annuity guaranteed benefit impacts include:
$90 million net expense related to hedged variable annuity benefits
$10 million decrease in DAC and DSIC amortization resulting from hedged benefits
(3)   Fixed index annuity benefit impacts include:
$0 million net expense related to hedged fixed index annuity benefits
$0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits
(4)   Indexed universal life benefit impacts include:
$17 million net expense related to hedged indexed universal life benefits
$7 million decrease in DAC amortization resulting from hedged indexed universal life benefits
$10 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(5)   Reflects revenues and expenses of Consolidated Investment Entities
(6)   The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments
(7)   Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments
(8)   Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees
(9)   Total auto and home catastrophe losses
(10)  Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard
(11)  Excess tax benefits (deficiencies) related to share-based compensation

Ameriprise Financial, Inc.
Disclosed Items
1 Qtr 2018

Excluded from Adjusted Operating Earnings

	Advice & Wealth Management	Annuities			Protection		Corporate and Eliminations
			Market Impact on	Market Impact on		Market Impact on			Market Impact
	Securities	Securities	VA Guaranteed	Fixed Index	Securities	Indexed Universal	Securities		of Hedges	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Annuity Benefits (3)	Gains/(Losses) (1)	Life Benefits (4)	Gains/(Losses) (1)	CIEs (5)	on Investments (6)	Charges (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$(4)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—
Net investment income	1	8	—	—	(1)	—	(2)	26	16	—
Premiums	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	13	—	—	—	—
Total revenues	1	8	—	—	(1)	13	(2)	22	16	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—
Total net revenues	1	8	—	—	(1)	13	(2)	22	16	—
Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	(21)	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	5	—	—	9	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	21	—	—
General and administrative expense	—	—	—	—	—	—	—	1	—	3
Total expenses	—	—	5	—	—	(12)	—	22	—	3
Pretax segment income (loss)	$1	$8	$(5)	$—	$(1)	$25	$(2)	$—	$16	$(3)

Included in Adjusted Operating Earnings
	Asset Management	Annuities	Protection	Corporate	Consolidated
	EMEA	Mean Reversion	Auto & Home	Department of	Excess Tax Benefits
	Change	Related	Catastrophe	Labor Implementation	from Share-
(in millions, unaudited)	Initiatives (8)	Impacts (9)	Losses (10)	Costs (11)	Based Payments (12)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	14	—	—	—	—
Total revenues	14	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Adjusted operating total net revenues	14	—	—	—	—
Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(6)	14	—	—
Amortization of deferred acquisition costs	—	—	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	5	—	—	3	—
Adjusted operating expenses	5	(6)	14	3	—
Pretax adjusted operating earnings	$9	$6	$(14)	$(3)	$—
Tax benefit (expense)					$20

(1)   Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)   Variable annuity guaranteed benefit impacts include:
$1 million net benefit related to hedged variable annuity benefits
$6 million increase in DAC and DSIC amortization resulting from hedged benefits
(3)   Fixed index annuity benefit impacts include:
$0 million net expense related to hedged fixed index annuity benefits
$0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits
(4)   Indexed universal life benefit impacts include:
$21 million net benefit related to hedged indexed universal life benefits
$9 million increase in DAC amortization resulting from hedged indexed universal life benefits
$13 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(5)   Reflects revenues and expenses of Consolidated Investment Entities
(6)   The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments
(7)   Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments
(8)   Net benefit from EMEA initiatives
(9)   Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees
(10)  Total auto and home catastrophe losses
(11)  Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard
(12)  Excess tax benefits (deficiencies) related to share-based compensation

Ameriprise Financial, Inc.
Disclosed Items
4 Qtr 2017

Excluded from Adjusted Operating Earnings

	Advice & Wealth Management	Annuities			Protection	Corporate and Eliminations
			Market Impact on	Market Impact on	Market Impact on		Market Impact
	Securities	Securities	VA Guaranteed	Fixed Index	Indexed Universal		of Hedges	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Annuity Benefits (3)	Life Benefits (4)	CIEs (5)	on Investments (6)	Charges (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(3)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	3	8	—	—	—	27	6	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	8	—	—	—
Total revenues	3	8	—	—	8	24	6	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	3	8	—	—	8	24	6	—
Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	(17)	—	—	—
Benefits, claims, losses and settlement expenses	—	—	36	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	(2)	—	5	—	—	—
Interest and debt expense	—	—	—	—	—	24	—	—
General and administrative expense	—	—	—	—	—	—	—	4
Total expenses	—	—	34	—	(12)	24	—	4
Pretax segment income (loss)	$3	$8	$(34)	$—	$20	$—	$6	$(4)

Included in Adjusted Operating Earnings
	Annuities	Protection	Corporate			Consolidated
	Mean Reversion	Auto & Home	Department of			Excess Tax Benefits
	Related	Catastrophe	Labor Implementation	Tax Act	Severance	from Share-	Tax Act
(in millions, unaudited)	Impacts (8)	Losses (9)	Costs (10)	Impact (11)	Expense (12)	Based Payments (13)	Impact (14)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	—	—	(51)	—	—	—
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Total revenues	—	—	—	(51)	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—
Adjusted operating total net revenues	—	—	—	(51)	—	—	—
Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(11)	38	—	—	—	—	—
Amortization of deferred acquisition costs	(9)	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	—	6	—	7	—	—
Adjusted operating expenses	(20)	38	6	—	7	—	—
Pretax adjusted operating earnings	$20	$(38)	$(6)	$(51)	$(7)	$—	$—
Tax benefit (expense)						$13	$(269)

(1)   Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)   Variable annuity guaranteed benefit impacts include:
$35 million net expense related to hedged variable annuity benefits
$1 million decrease in DAC and DSIC amortization resulting from hedged benefits
(3)   Fixed index annuity benefit impacts include:
$0 million net expense related to hedged fixed index annuity benefits
$0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits
(4)   Indexed universal life benefit impacts include:
$17 million net benefit related to hedged indexed universal life benefits
$5 million increase in DAC amortization resulting from hedged indexed universal life benefits
$8 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(5)   Reflects revenues and expenses of Consolidated Investment Entities
(6)   The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments
(7)    Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments
(8)   Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees
(9)   Total auto and home catastrophe losses
(10)  Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard
(11)  Tax Cuts and Jobs Act impact on low income housing assets
(12)  Severance expense
(13)  Excess tax benefits (deficiencies) related to share-based compensation
(14)   The impact of the Tax Cuts and Jobs Act including remeasurement of net deferred tax assets using the lowered corporate tax rate, repatriation tax and the tax effect of low income housing assets

Exhibit B

Statistical Supplement Package
(unaudited)

Fourth Quarter 2018

Corporate & Other Segment Details

Ameriprise Financial, Inc.
Corporate Excluding Long Term Care
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Corporate Excluding Long Term Care Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—%	$—	—%	$—	—%
Distribution fees	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Net investment income	(58)	(10)	(10)	(22)	(6)	(99)	(48)	52	90%	51	52%	16	73%
Premiums	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Other revenues	3	2	—	2	2	7	6	(1)	(33)%	(1)	(14)%	—	—%
Total revenues	(55)	(8)	(10)	(20)	(4)	(92)	(42)	51	93%	50	54%	16	80%
Banking and deposit interest expense	1	1	1	2	2	3	6	1	#	3	#	—	—%
Adjusted operating total net revenues	(56)	(9)	(11)	(22)	(6)	(95)	(48)	50	89%	47	49%	16	73%

Expenses
Distribution expenses	—	—	—	—	—	1	—	—	—%	(1)	#	—	—%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Interest and debt expense	4	3	3	3	4	16	13	—	—%	(3)	(19)%	1	33%
General and administrative expense	61	46	46	43	37	241	172	(24)	(39)%	(69)	(29)%	(6)	(14)%
Adjusted operating expenses	65	49	49	46	41	258	185	(24)	(37)%	(73)	(28)%	(5)	(11)%
Pretax adjusted operating earnings (loss)	$(121)	$(58)	$(60)	$(68)	$(47)	$(353)	$(233)	$74	61%	$120	34%	$21	31%

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.
Long Term Care
Fourth Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Long Term Care Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—%	$—	—%	$—	—%
Distribution fees	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Net investment income	39	40	40	42	45	159	167	6	15%	8	5%	3	7%
Premiums	28	26	27	27	27	109	107	(1)	(4)%	(2)	(2)%	—	—%
Other revenues	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Total revenues	67	66	67	69	72	268	274	5	7%	6	2%	3	4%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Adjusted operating total net revenues	67	66	67	69	72	268	274	5	7%	6	2%	3	4%

Expenses
Distribution expenses	(4)	(2)	(3)	(3)	(3)	(12)	(11)	1	25%	1	8%	—	—%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Benefits, claims, losses and settlement expenses	74	56	65	114	71	313	306	(3)	(4)%	(7)	(2)%	(43)	(38)%
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—%	—	—%	—	—%
Interest and debt expense	3	3	3	3	3	11	12	—	—%	1	9%	—	—%
General and administrative expense	7	7	7	8	6	29	28	(1)	(14)%	(1)	(3)%	(2)	(25)%
Adjusted operating expenses	80	64	72	122	77	341	335	(3)	(4)%	(6)	(2)%	(45)	(37)%
Pretax adjusted operating earnings (loss)	$(13)	$2	$(5)	$(53)	$(5)	$(73)	$(61)	$8	62%	$12	16%	$48	91%

Net Policyholder Long Term Care Reserves (1)
Active Life Reserves	$2,087	$2,036	$2,009	$2,070	$2,018	$2,087	$2,018	$(69)	(3)%	$(69)	(3)%	$(52)	(3)%
Disabled Life Reserves	504	507	515	523	535	504	535	31	6%	31	6%	12	2%
Total net policyholder long term care reserves	$2,591	$2,543	$2,524	$2,593	$2,553	$2,591	$2,553	$(38)	(1)%	$(38)	(1)%	$(40)	(2)%

(1)
SFAS 115 requires GAAP reserves to include all unrealized gains on available for sale securities in the portfolio to be reported as if they were realized on the last day of the accounting period with all financial impacts flowing through other comprehensive income.

Exhibit C

Statistical Supplement Package
(unaudited)

Fourth Quarter 2018

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.
Non-GAAP Financial Measure Reconciliations
Fourth Quarter 2018

						Year-to-date
(in millions unless otherwise noted, unaudited)	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	4 Qtr 2018	2017	2018
Return on Equity
Net income (last twelve months)	$1,480	$1,671	$1,740	$1,736	$2,098	$1,480	$2,098
Less adjustments (1)	(123)	(63)	(89)	(89)	(37)	(123)	(37)
Adjusted operating earnings (last twelve months)	$1,603	$1,734	$1,829	$1,825	$2,135	$1,603	$2,135

Total Ameriprise Financial shareholders' equity (five point quarter end average)	$6,212	$6,122	$6,004	$5,878	$5,735	$6,212	$5,735
Less AOCI, net of tax (five point quarter end average)	252	210	131	22	(98)	252	(98)
Total Ameriprise Financial shareholders' equity excluding AOCI (five point quarter end average)	5,960	5,912	5,873	5,856	5,833	5,960	5,833
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	—	1	1	1	1	—	1
Adjusted operating equity (five point quarter end average)	$5,960	$5,911	$5,872	$5,855	$5,832	$5,960	$5,832

Return on equity excluding AOCI	24.8%	28.3%	29.6%	29.6%	36.0%	24.8%	36.0%
Adjusted operating return on equity excluding AOCI	26.9%	29.3%	31.1%	31.2%	36.6%	26.9%	36.6%

Effective Tax Rate
Pretax income	$595	$696	$548	$588	$652	$2,214	$2,484
Less adjustments (2)	(1)	39	(94)	(57)	65	(189)	(47)
Pretax adjusted operating earnings	$596	$657	$642	$645	$587	$2,403	$2,531
Income tax provision	$418	$102	$86	$85	$113	$734	$386
Adjusted operating income tax provision	$418	$94	$106	$97	$99	$800	$396
Effective tax rate	70.3%	14.7%	15.7%	14.4%	17.3%	33.1%	15.5%
Adjusted operating effective tax rate	70.1%	14.3%	16.5%	15.0%	16.9%	33.3%	15.6%

(1)
Adjustments reflect the trailing twelve months' sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After-tax is calculated using the statutory tax rate of 35% in 2017 and 21% in 2018.

(2)
Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated investment entities.

Ameriprise Financial, Inc.
Non-GAAP Financial Measure Reconciliations
Fourth Quarter 2018

(in millions unless otherwise noted, unaudited)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Long-term Debt Summary
Senior notes	$2,850	$2,850	$2,850	$2,850	$2,850
Capital lease obligations	38	34	31	28	25
Fair value of hedges, unamortized discount and debt issuance costs	3	(3)	(6)	(8)	(8)
Total Ameriprise Financial long-term debt	2,891	2,881	2,875	2,870	2,867
Less fair value of hedges, unamortized discount and debt issuance costs	3	(3)	(6)	(8)	(8)
Less capital lease obligations	38	34	31	28	25
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations	$2,850	$2,850	$2,850	$2,850	$2,850

Equity Summary
Total equity	$5,995	$5,840	$5,632	$5,618	$5,588
Less equity of consolidated investment entities	—	—	1	(1)	1
Total equity excluding CIEs	$5,995	$5,840	$5,631	$5,619	$5,587

Capital Summary
Total Ameriprise Financial long-term debt	$2,891	$2,881	$2,875	$2,870	$2,867
Total equity	5,995	5,840	5,632	5,618	5,588
Total Ameriprise Financial capital	8,886	8,721	8,507	8,488	8,455
Less equity of consolidated investment entities	—	—	1	(1)	1
Less fair value of hedges, unamortized discount and debt issuance costs	3	(3)	(6)	(8)	(8)
Less capital lease obligations	38	34	31	28	25
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	$8,845	$8,690	$8,481	$8,469	$8,437

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	32.5%	33.0%	33.8%	33.8%	33.9%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	32.2%	32.8%	33.6%	33.7%	33.8%

Total equity	$5,995	$5,840	$5,632	$5,618	$5,588
AOCI	229	(5)	(179)	(244)	(291)
Retained earnings attributable to CIEs	1	1	1	1	1
AOCI attributable to CIEs	(1)	(1)	—	(2)	—

Total equity	$5,995	$5,840	$5,632	$5,618	$5,588
Less AOCI	229	(5)	(179)	(244)	(291)
Total equity excluding AOCI	$5,766	$5,845	$5,811	$5,862	$5,879

Total equity	$5,995	$5,840	$5,632	$5,618	$5,588
Less retained earnings attributable to CIEs	1	1	1	1	1
Less AOCI	229	(5)	(179)	(244)	(291)

Total equity excluding CIEs and AOCI	$5,765	$5,844	$5,810	$5,861	$5,878

Exhibit D

Statistical Supplement Package
(unaudited)

Fourth Quarter 2018

Revenue Detail by Product

Ameriprise Financial, Inc.
Revenue From Contracts With Customers
Three Month Period Ended December 31, 2018

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities	Protection	Corporate & Other	Total Segments	Non Adjusted Operating Revenue	Total
Revenues
Management and financial advice fees:
Asset management fees:
Retail	$—	$443	$—	$—	$—	$443	$—	$443
Institutional	—	108	—	—	—	108	—	108
Advisory fees	728	—	—	—	—	728	—	728
Financial planning fees	95	—	—	—	—	95	—	95
Transaction and other fees	87	46	13	2	—	148	—	148
Total management and financial advice fees	910	597	13	2	—	1,522	—	1,522
Distribution Fees:
Mutual funds	173	59	—	—	—	232	—	232
Insurance and annuity	217	42	79	8	—	346	—	346
Other products	174	—	—	—	—	174	—	174
Total distribution fees	564	101	79	8	—	752	—	752
Other revenues	40	1	—	1	—	42	—	42
Total revenue from contracts with customers	1,514	699	92	11	—	2,316	—	2,316
Revenue from other sources	96	7	521	532	68	1,224	16	1,240
Total segment gross revenues	1,610	706	613	543	68	3,540	16	3,556
Banking and deposit interest expense	29	—	—	—	2	31	—	31
Total segment net revenues	1,581	706	613	543	66	3,509	16	3,525
Less: intersegment revenues	230	13	85	15	(2)	341	5	346
Total net revenues	$1,351	$693	$528	$528	$68	$3,168	$11	$3,179

Ameriprise Financial, Inc.
Revenue From Contracts With Customers
Three Month Period Ended September 30, 2018

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities	Protection	Corporate & Other	Total Segments	Non Adjusted Operating Revenue	Total
Revenues
Management and financial advice fees:
Asset management fees:
Retail	$—	$479	$—	$—	$—	$479	$—	$479
Institutional	—	125	—	—	—	125	—	125
Advisory fees	740	—	—	—	—	740	—	740
Financial planning fees	75	—	—	—	—	75	—	75
Transaction and other fees	87	48	15	2	—	152	—	152
Total management and financial advice fees	902	652	15	2	—	1,571	—	1,571
Distribution Fees:
Mutual funds	182	64	—	—	—	246	—	246
Insurance and annuity	220	44	85	9	—	358	—	358
Other products	156	—	—	—	—	156	—	156
Total distribution fees	558	108	85	9	—	760	—	760
Other revenues	43	—	—	—	—	43	—	43
Total revenue from contracts with customers	1,503	760	100	11	—	2,374	—	2,374
Revenue from other sources	85	12	528	600	49	1,274	26	1,300
Total segment gross revenues	1,588	772	628	611	49	3,648	26	3,674
Banking and deposit interest expense	24	—	—	—	2	26	—	26
Total segment net revenues	1,564	772	628	611	47	3,622	26	3,648
Less: intersegment revenues	235	13	91	17	(2)	354	2	356
Total net revenues	$1,329	$759	$537	$594	$49	$3,268	$24	$3,292

Ameriprise Financial, Inc.
Revenue From Contracts With Customers
Three Month Period Ended June 30, 2018

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities	Protection	Corporate & Other	Total Segments	Non Adjusted Operating Revenue	Total
Revenues
Management and financial advice fees:
Asset management fees:
Retail	$—	$472	$—	$—	$—	$472	$—	$472
Institutional	—	109	—	—	—	109	—	109
Advisory fees	706	—	—	—	—	706	—	706
Financial planning fees	80	—	—	—	—	80	—	80
Transaction and other fees	92	48	15	2	—	157	—	157
Total management and financial advice fees	878	629	15	2	—	1,524	—	1,524
Distribution Fees:
Mutual funds	184	68	—	—	—	252	—	252
Insurance and annuity	231	42	84	10	—	367	—	367
Other products	147	—	—	—	—	147	—	147
Total distribution fees	562	110	84	10	—	766	—	766
Other revenues	47	1	—	—	—	48	—	48
Total revenue from contracts with customers	1,487	740	99	12	—	2,338	—	2,338
Revenue from other sources	76	15	523	521	57	1,192	55	1,247
Total segment gross revenues	1,563	755	622	533	57	3,530	55	3,585
Banking and deposit interest expense	20	—	—	—	1	21	—	21
Total segment net revenues	1,543	755	622	533	56	3,509	55	3,564
Less: intersegment revenues	247	12	90	13	—	362	6	368
Total net revenues	$1,296	$743	$532	$520	$56	$3,147	$49	$3,196

Ameriprise Financial, Inc.
Revenue From Contracts With Customers
Three Month Period Ended March 31, 2018

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities	Protection	Corporate & Other	Total Segments	Non Adjusted Operating Revenue	Total
Revenues
Management and financial advice fees:
Asset management fees:
Retail	$—	$480	$—	$—	$—	$480	$—	$480
Institutional	—	111	—	—	—	111	—	111
Advisory fees	691	—	—	—	—	691	—	691
Financial planning fees	68	—	—	—	—	68	—	68
Transaction and other fees	89	48	14	2	—	153	—	153
Total management and financial advice fees	848	639	14	2	—	1,503	—	1,503
Distribution Fees:
Mutual funds	190	69	—	—	—	259	—	259
Insurance and annuity	222	45	84	8	—	359	—	359
Other products	145	—	—	—	—	145	—	145
Total distribution fees	557	114	84	8	—	763	—	763
Other revenues	41	1	—	—	—	42	—	42
Total revenue from contracts with customers	1,446	754	98	10	—	2,308	—	2,308
Revenue from other sources	71	24	515	509	58	1,177	61	1,238
Total segment gross revenues	1,517	778	613	519	58	3,485	61	3,546
Banking and deposit interest expense	16	—	—	—	1	17	—	17
Total segment net revenues	1,501	778	613	519	57	3,468	61	3,529
Less: intersegment revenues	240	12	90	16	(1)	357	4	361
Total net revenues	$1,261	$766	$523	$503	$58	$3,111	$57	$3,168

Ameriprise Financial, Inc.
Revenue From Contracts With Customers
Three Month Period Ended December 31, 2017

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities	Protection	Corporate & Other	Total Segments	Non Adjusted Operating Revenue	Total
Revenues
Management and financial advice fees:
Asset management fees:
Retail	$—	$484	$—	$—	$—	$484	$—	$484
Institutional	—	148	—	—	—	148	—	148
Advisory fees	677	—	—	—	—	677	—	677
Financial planning fees	87	—	—	—	—	87	—	87
Transaction and other fees	91	47	15	2	—	155	—	155
Total management and financial advice fees	855	679	15	2	—	1,551	—	1,551
Distribution Fees:
Mutual funds	193	70	—	—	—	263	—	263
Insurance and annuity	234	44	85	8	—	371	—	371
Other products	127	—	—	—	—	127	—	127
Total distribution fees	554	114	85	8	—	761	—	761
Other revenues	45	1	—	—	—	46	—	46
Total revenue from contracts with customers	1,454	794	100	10	—	2,358	—	2,358
Revenue from other sources	69	22	538	518	12	1,159	52	1,211
Total segment gross revenues	1,523	816	638	528	12	3,517	52	3,569
Banking and deposit interest expense	14	—	—	—	1	15	—	15
Total segment net revenues	1,509	816	638	528	11	3,502	52	3,554
Less: intersegment revenues	252	12	92	16	(1)	371	3	374
Total net revenues	$1,257	$804	$546	$512	$12	$3,131	$49	$3,180